UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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ROLLINS, INC.
(Name of Registrant as Specified In Its Charter)
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the

ROLLINS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
2170 Piedmont Road, N.E., Atlanta, Georgia 30324

TO THE HOLDERS OF THE COMMON STOCK:

PLEASE TAKE NOTICE that the 2018 Annual Meeting of Stockholders of ROLLINS, INC., a Delaware corporation (the "Company"), will be held at the Company's corporate office located at 2170 Piedmont Road, N.E., Atlanta, Georgia, on Tuesday, April 24, 2018, at 12:30 P.M for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To elect three Class II nominees identified in the attached Proxy Statement to the Board of Directors;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To approve the proposed 2018 Stock Incentive Plan;

4.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

The Proxy Statement dated March 21, 2018 is attached.

The Board of Directors has fixed the close of business on February 28, 2018, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

This Proxy Statement and accompanying proxy card are being mailed to our stockholders along with the Company’s 2017 Annual Report for the fiscal year ended December 31, 2017. Voting can be completed by returning the proxy card, through the telephone at 1-877-456-7915 or online at http://proxy.georgeson.com/.

Important notice regarding the availability of proxy materials for the Annual Meeting of the Stockholders to be held on April 24, 2018: The proxy statement and annual report to security holders are available at
http://www.edocumentview.com/ROL.

BY ORDER OF THE BOARD OF DIRECTORS
Elizabeth B. Chandler
Secretary
Atlanta, Georgia
March 21, 2018

Whether or not you expect to attend the annual meeting, please sign, date and return the enclosed proxy card promptly. Alternatively, you may give a proxy by telephone or over the Internet by following the instructions on your proxy card. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

PROXY STATEMENT

This Proxy Statement and a form of proxy were first mailed to stockholders on or about March 21, 2018. The following information concerning the proxy and the matters to be acted upon at the Annual Meeting of Stockholders to be held on April 24, 2018, is submitted by the Company to the stockholders in connection with the solicitation of proxies on behalf of the Company’s Board of Directors.

SOLICITATION OF AND POWER TO REVOKE PROXY

A form of proxy is enclosed. Each proxy submitted will be voted as directed, but if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for the election to the Board of Directors, in favor of ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2018 and in favor of the 2018 Stock Incentive Plan.

A stockholder executing and delivering a proxy has power to revoke the same and the authority thereby given at any time prior to the exercise of such authority, if he so elects, by contacting either proxy holder, by timely submitting a later dated proxy changing your vote, or by attending the meeting and voting in person. However, a beneficial stockholder who holds his shares in street name must secure a proxy from his broker before he can attend the meeting and vote. All costs of solicitation have been, and will be, borne by the Company.

Householding and Delivery of Proxy Materials

The Company has adopted the process called “householding” for any proxy materials in order to reduce printing costs and postage fees. Householding means that stockholders who share the same last name and address will receive only one copy of the proxy material, unless we receive contrary instructions from any stockholder at that address. The Company will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the proxy material at the same address, additional copies will be provided to you promptly upon written or oral request. If you are a stockholder of record, you may contact us by writing to the Company at 2170 Piedmont Rd., NE, Atlanta, GA 30324 or by calling 404-888-2000. Eligible stockholders of record receiving multiple copies of the proxy material can request householding by contacting the Company in the same manner.

CAPITAL STOCK

The outstanding capital stock of the Company on February 28, 2018 consisted of 218,197,322 shares of Common Stock, par value $1.00 per share. Holders of Common Stock are entitled to one vote (non‑cumulative) for each share of such stock registered in their respective names at the close of business on February 28, 2018, the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. In accordance with the General Corporation Law of the state of Delaware, the election of the nominees named herein as Directors will require the affirmative vote of a plurality of the votes cast by the shares of Company Common Stock entitled to vote in the election provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast for each nominee, with those nominees receiving the most votes being elected, and hence only votes for director nominees (and not abstentions or broker non-votes) are relevant to the outcome. In this case, the nominees receiving the most votes will be elected. The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2018 and to approve the 2018 Stock Incentive Plan. Abstentions will have the effect of a vote against the proposals for the ratification of the appointment of the Company’s independent registered public accounting firm and to approve the 2018 Stock Incentive Plan, while broker non-votes will have no effect on either proposal and will be disregarded. There are no rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon pursuant to this Proxy Statement. It is expected that shares held of record by officers and directors of the Company, which in the aggregate represent approximately 56 percent of the outstanding shares of Common Stock, will be voted for the nominees, for the ratification of the appointment of the Company’s independent registered public accounting firm, and for the approval of the 2018 Stock Incentive Plan.

STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The names of the executives recognized in the Summary Compensation Table and the name and address of each stockholder (or “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who owned beneficially over five percent (5%) of the shares of Common Stock of the Company on February 28, 2018, together with the number of shares owned by each such person and the percentage of outstanding shares that ownership represents, and information as to Common Stock ownership of the executive officers and directors of the Company as a group (according to information received by the Company) are set out below:

Name and Address of Beneficial Owner	Amount Beneficially Owned (1)		Percent of Outstanding Shares

R. Randall Rollins	115,524,177	(2)	52.9
Chairman of the Board
2170 Piedmont Road, N.E.
Atlanta, Georgia

Gary W. Rollins	117,361,417	(3)	53.8
Vice Chairman and Chief Executive Officer
2170 Piedmont Road, N.E.
Atlanta, Georgia

Paul E. Northen	484,219	(4)	0.2
Vice President, Chief Financial Officer and Treasurer
2170 Piedmont Road, N.E.
Atlanta, Georgia

John F. Wilson	353,026	(5)	0.2
President and Chief Operating Officer
2170 Piedmont Road, N.E.
Atlanta, Georgia

Thomas E. Luczynski	153,777	(6)	0.1
Corporate Secretary
2170 Piedmont Road, N.E.
Atlanta, Georgia

All Directors and Executive Officers as a group (11 persons)	121,842,332	(7)	55.8

___________

(1)    Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2)
Includes 7,069,464* shares of Company Common Stock held in two charitable trusts of which he is a co-trustee and as to which he shares voting and investment power. Also includes 477,661* shares of Company Common Stock held by his wife. Also includes 107,483,337* shares of Company Common Stock owned by RFPS Management Company I, L.P., a Georgia limited partnership. The general partner of RFPS Management Company I, L.P., is RFA Management Company, LLC, a Georgia limited liability company, the manager of which is LOR, Inc., a Georgia corporation. Mr. R. Randall Rollins is an officer and director of LOR, Inc. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Also includes 225,100 shares of restricted stock awards for Company Common Stock, 12,888 shares of Company Common Stock in an individual retirement account and 5,409 shares of Company Stock in the Rollins 401(k) Savings Plan. Mr. R. Randall Rollins is part of a control group holding company securities that includes Mr. Gary W. Rollins, as disclosed on a Schedule 13D on file with the U.S. Securities and Exchange Commission.

(3)
Includes 7,069,464* shares of the Company Common Stock held in two charitable trusts of which he is a co-trustee and as to which he shares voting and investment power. Also includes 9,890* shares of Company Common Stock held by his wife. Also includes 107,483,337* shares of Company Common Stock owned by RFPS Management Company I, L.P., a Georgia limited partnership. The general partner of RFPS Management Company I, L.P., is RFA Management Company, LLC, a Georgia limited liability company, the manager of which is LOR, Inc., a Georgia corporation. Mr. Gary W. Rollins is an officer and director of LOR, Inc. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Also includes 249,400 shares of restricted stock awards for Company Common Stock, 44,060 shares of Company Common Stock in the Company’s employee stock purchase plan, and 7,475 shares of Company Common Stock held in the Rollins 401(k) Savings Plan. Mr. Gary W. Rollins is part of a control group holding company securities that includes Mr. R. Randall Rollins, as disclosed on a Schedule 13D on file with the U.S. Securities and Exchange Commission.

(4)
Includes 429,119 shares of Company Common Stock held by the Rollins Pension Plan as to which Mr. Northen has voting power. Also includes 49,000 shares of restricted stock awards for Company Common Stock.

(5)	Includes 120,000 shares of restricted stock awards for Company Common Stock and 12,193 shares of Company Common Stock in the Company’s employee stock purchase plan.

(6)	Includes 18,900 shares of restricted stock awards for Company Common Stock.

(7)	Shares held in trusts as to which more than one officer and/or director are co-trustees or entities in which there is common stock ownership have been included only once.

*	Mr. R. Randall Rollins and Mr. Gary W. Rollins disclaim any beneficial interest in these holdings.

Stock Ownership Requirements

The Company has adopted stock ownership guidelines for the named executive officers identified in the previous table and for key executives designated by the Compensation Committee.  The current guidelines as determined by the Compensation Committee include:

1.	Chairman of the Board of Directors and CEO – Ownership equal to 5 times base salary

2.	Rollins, Inc. President – Ownership equal to 4 times base salary

3.	Other Rollins Officers and Orkin, LLC President – Ownership equal to 3 times base salary

4.	Division and Brand Presidents – Ownership equal to 2 times base salary

5.	Other covered executives – Ownership equal to 1 times base salary

The covered executives have a period of four years in which to satisfy the guidelines, from the date of appointment to a qualifying position. Shares counted toward this requirement will be based on shares beneficially owned by such executive (as beneficial ownership is defined by the SEC’s rules and regulations) including shares owned outright by the executive, shares held in the Rollins 401(k) Savings Plan, shares held in the Rollins employee stock purchase and dividend reinvestment plan, shares obtained through stock option exercise and held, restricted stock awards whether or not vested and shares held in trust in the employee’s name.  Once achieved, ownership of the guideline amount must be maintained for as long as the individual is subject to the Executive Stock Ownership Guidelines and the executive is required to retain a minimum of 25% of any future equity awards.

PROPOSAL 1:

ELECTION OF DIRECTORS

At the Annual Meeting, Messrs. Gary W. Rollins and Larry L. Prince and Ms. Pamela R. Rollins will be nominated to serve as Class II directors. The nominees for election at the 2018 Annual Meeting are now directors of the Company. The directors in Class II will serve for a term of three years. The director nominees will serve in their respective class until their successors are elected and qualified. Six other individuals serve as directors but are not standing for re‑election because their terms as directors extend past this Annual Meeting pursuant to provisions of the Company's by-laws, which provide for the election of directors for staggered terms, with each director serving a three-year term. Unless authority is withheld, the proxy holders will vote for the election of each nominee named below as a director. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as director at the time of the election, unless authority is withheld, the proxies will be voted for any nominee who shall be designated by the present Board of Directors and recommended by the Nominating and Governance Committee to fill such vacancy.

Director Qualifications

As described in more detail below, we believe that each of our directors are well suited to serve on our Board for a variety of individual reasons and because collectively they bring a wealth of experience from diverse backgrounds that have combined to provide us with an excellent mix of experiences and viewpoints. The information below has the name and age of each of our directors and each of the nominees with his or her principal occupation, together with the number of shares of Common Stock beneficially owned, directly or indirectly, by each and the percentage of outstanding shares that ownership represents, all as of the close of business on February 28, 2018 (according to information received by the Company), other board memberships and the period during which he has served us as a director.

Name	Principal Occupation (1)	Service as Director	Age	Shares of Common Stock (2)		Percent of Outstanding Shares
Names of Director Nominees
Class II (Term Expires 2018, New Term Expires 2021)
Gary W. Rollins (3)	Vice Chairman and Chief Executive Officer of the Company	1981 to date	73	117,361,417	(7)	53.8

Larry L. Prince	Retired Chairman of the Board of Directors of Genuine Parts Company (automotive parts distributor).	2009 to date	79	22,500		*

Pamela R. Rollins (4)	Board Member for Young Harris College, National Monuments Foundation and the O. Wayne Rollins Foundation. Former Board Member of The Lovett School and an Emeritus Board Member of the Schenck School.	2015 to date	61	79,777		*
Names of Directors Whose Terms Have Not Expired
Class III (Term Expires 2019)
Bill J. Dismuke	Retired President of Edwards Baking Company (manufacturer of baked pies and pie pieces)	1984 to date	81	6,832		*

Thomas J. Lawley, M.D.	Retired Dean of the Emory University School of Medicine from 1996 to 2013	2006 to date	71	4,500		*

John F. Wilson	President and Chief Operating Officer of the Company	2013 to date	60	353,026		*
Names of Directors Whose Terms Have Not Expired
Class I (Term Expires 2020)
R. Randall Rollins (3)	Chairman of Rollins, Inc.; Chairman of the Board of the Company; Chairman of the Board of RPC, Inc. (oil and gas field services); and Chairman of the Board of Marine Products Corporation (boat manufacturing)	1968 to date	86	115,524,177	(5)	52.9

Henry B. Tippie	Presiding Director of the Company; Chairman of the Board and Chief Executive Officer of Tippie Services, Inc. (management services); Chairman of the Board of Dover Downs Gaming & Entertainment, Inc. (operator of multi-purpose gaming and entertainment complex); and Chairman of the Board of Dover Motorsports, Inc. (operator of motorsports tracks); Presiding Director of RPC, Inc. (oil and gas field services) and Marine Products Corporation (boat manufacturing)	1960 to 1970; 1974 to date	91	2,253,034	(6)	1.0

James B. Williams	Retired Chairman of the Executive Committee, SunTrust Banks, Inc. (bank holding company)	1978 to date	84	151,874		*

(1)
Except as noted, each of the directors has held the positions of responsibility set out in this column (but not necessarily his present title) and in their bios below for more than five years. In addition to the directorships listed in this column, the following individuals also serve on the Boards of Directors of the following companies: R. Randall Rollins: Dover Motorsports, Inc. and Dover Downs Gaming and Entertainment, Inc., Gary W. Rollins, Director Emeritus of Genuine Parts Company and Emory University. All persons named, with the exception of Pamela R. Rollins, Thomas J. Lawley, M.D., and John F. Wilson, in the above table, are directors of RPC, Inc. and Marine Products Corporation. Pamela R. Rollins is a director of Marine Products Corporation.

Larry L. Prince formerly served as a director of SunTrust Banks, Inc., Crawford & Company, Equifax John H. Harland Company and Genuine Parts Company, and James B. Williams formerly served as director of The Coca-Cola Company.

(2)	Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(3)	R. Randall Rollins and Gary W. Rollins are brothers.

(4)
Pamela R. Rollins is the daughter of R. Randall Rollins and niece of Gary W. Rollins. Includes 21,854 shares of company common stock held by a charitable trust of which she is the trustee holding voting and investment power.

(5)	See information contained in footnote (2) to the table appearing in the Stock Ownership of Certain Beneficial Owners and Management section.

(6)	Includes 757 shares held in a wholly owned corporation and 2,277** shares held by his wife.

(7)	See information contained in footnote (3) to the table appearing in Stock Ownership of Certain Beneficial Owners and Management section.

*    Less than 1% of outstanding shares.

**	Mr. Henry B. Tippie disclaims any beneficial interest in these holdings.

The following information is furnished as of February 28, 2018, for each of our directors and each of the nominees:

Key Attributes, Experience and Skills of Directors

R. Randall Rollins, 86, was elected a Director of Rollins, Inc. in 1968. Mr. Rollins has extensive knowledge of the Company’s Business and Industry serving over 66 years at the Company. Mr. Rollins serves as Chairman of the Board of the Company. He has held the position of Chairman of the Board since October 1991. He is also Chairman of the Board for Marine Products Corporation as well as RPC, Inc. Mr. Rollins has been a Director of Dover Motorsports, Inc. since 1996 and a Director of Dover Downs Gaming & Entertainment, Inc. since 2002. Mr. Rollins served as a Director of SunTrust Banks, Inc. from 1995 to April 20, 2004.

Gary W. Rollins, 73, was elected a Director of Rollins, Inc. in 1981. Mr. Rollins has extensive knowledge of the Company’s Business and Industry serving over 50 years at the Company. He serves as Vice Chairman of the Company. In addition, Mr. Rollins is the Chief Executive Officer of the Company. Since 2001, Mr. Rollins has been a Director of Marine Products Corporation and a Director of RPC, Inc. since 1984. From 2005-2017, Mr. Rollins has served as a Director of Genuine Parts Company.

Henry B. Tippie, 91, was elected a Director of Rollins, Inc. in 1974. He had previously been a director from 1960-1970. Mr. Tippie brings extensive financial and management experience to our Board of Directors serving as not only Controller but also Chief Financial Officer from 1953 until November 1970. Mr. Tippie has over 66 years of experience including being involved with publicly owned companies during the past 57 years in various positions including founder, CFO, CEO, President, Vice Chairman and Chairman of the Board as the case might be. He is currently Chairman of the Board for Dover Downs Gaming & Entertainment, Inc. as well as Dover Motorsports, Inc. and additionally also a Director for Marine Products Corporation and RPC, Inc.

James B. Williams, 84, was elected a Director of Rollins, Inc. in 1978. Mr. Williams brings extensive financial and management experience to our Board of Directors and has served over 39 years as a Director. He retired in March 1998 as Chairman of the Board and Chief Executive Officer of SunTrust Banks, Inc., a bank holding company. He is a Director of Marine Products Corporation and RPC, Inc. Mr. Williams was previously a director of The Coca-Cola Company.

Bill J. Dismuke, 81, was elected a Director of Rollins, Inc. in 1984. Mr. Dismuke brings extensive financial, management and manufacturing experience to our Board of Directors serving as Senior Vice President of Rollins, Inc. for five years from 1979 until

1984. He retired as President of Edwards Baking Company in 1995. Mr. Dismuke has been a Director of RPC, Inc. and Marine Products Corporation since January 2005.

Thomas J. Lawley, MD, 71, was elected a Director of Rollins, Inc. in 2006. Dr. Lawley brings extensive medical and management experience in the healthcare industry to the Board of Directors. He served as Dean of Emory University School of Medicine from 1996 to 2013. He has served on many boards and committees; including the National Institutes of Health study sections, the National Institute of Allergy and Infectious Diseases Council, the Grady Health System, and the Association of American Medical Colleges. Dr. Lawley has been president of the Emory Medical Care Foundation, Emory’s physician practice plan at Grady Hospital, and was on the board of the Emory Children’s Center. He also has served on the boards of directors of the Emory Clinic and Emory Healthcare. Dr. Lawley is currently a Professor of Dermatology at Emory University. In the past year, Thomas J. Lawley, M.D. was appointed to the Board of Trustees for the Woodruff Foundation, the Ichauway Foundation and the Woodruff Fund, Inc.

Larry L. Prince, 79, was elected a Director of Rollins, Inc. in 2009. Mr. Prince brings extensive management experience to our Board of Directors. He also served as Chairman of the Board from 1990 through February 2005 and as Chief Executive Officer from 1989 through August 2004 of Genuine Parts Company. Mr. Prince is also a Director of RPC, Inc. and Marine Products Corporation. Mr. Prince previously served as a director of SunTrust Banks, Inc., Crawford & Company, Equifax and John H. Harland Company.

John F. Wilson, 60, was elected a Director of Rollins, Inc. in 2013. He serves as President and Chief Operating Officer of the Company. He previously served as President of Orkin USA and as a Vice President of the Company. Mr. Wilson joined the Company in 1996 and has held various positions of increasing responsibility, including sales inspector, branch manager, Central Commercial region manager, Atlantic Division vice president, and president of the Southeast Division.

Pamela R. Rollins, 61, was elected a Director of Rollins, Inc. in 2015. She holds a B.A. Degree from Stephens College with a major in Family Community Studies. Ms. Rollins is a Trustee of Young Harris College and The O. Wayne Rollins Foundation, a Trustee Emeritus of The Schenck School, a Board Member of The National Monuments Foundation and a former Board Member of The Lovett School. Ms. Rollins has served as a Director of Marine Products Corporation since 2017.

Our Board of Directors recommends a vote FOR the nominees above.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. During fiscal 2017, Grant Thornton LLP served as the Company’s independent registered public accounting firm. Representatives of Grant Thornton LLP are expected to attend the annual meeting and will have the opportunity to respond to appropriate questions and, if they desire, to make a statement.

Although the Company is not required to seek ratification of this appointment, the Audit Committee and the Board of Directors believes that it is appropriate to do so. If stockholders do not ratify the appointment of Grant Thornton LLP, the current appointment will stand, but the Audit Committee will consider the stockholder action in determining whether to retain Grant Thornton LLP as the Company’s independent registered public accounting firm for future fiscal years.

Our Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

PROPOSAL 3:

APPROVAL OF THE
2018 STOCK INCENTIVE PLAN

The 2018 Stock Incentive Plan (the “2018 Plan”) is intended to replace the Company's 2008 Employee Stock Incentive Plan (the “2008 Plan”; collectively with the 2018 Plan, the “Plans”), which expired in January 2018. If the 2018 Plan is approved, all future equity compensation awards by the Company will be made under the 2018 Plan. Under the 2018 Plan, the Company can tailor incentive awards to support its corporate objectives and to keep pace with competitive business practices. Generally, the 2018 Plan is intended to strengthen the mutuality of interests between award recipients and the Company's stockholders.

The Board of Directors adopted the 2018 Plan on January 23, 2018, effective upon and subject to approval by the Company's stockholders. The 2018 Plan provides for the delivery of up to 6.0 million shares of the Company's Common Stock (“Shares”).

Summary Description of the 2018 Plan

The following summarizes the major provisions of the 2018 Plan and is qualified in its entirety by the text of the 2018 Plan, which is attached as Appendix A to this Proxy Statement.

Generally, the 2018 Plan authorizes the Compensation Committee (or, if so designated by the Board of Directors, the full Board of Directors or some other committee of non-employee directors) to grant to directors, officers and other key employees (“Participants”) stock options and other equity compensation more fully described below. The Compensation Committee may delegate its powers and duties under the 2018 Plan subject to the limitations set forth in the 2018 Plan.

Eligibility. Directors, officers and other key employees of the Company or its subsidiaries and affiliates who are responsible for or contribute to the growth and/or profitability of the business of the Company are eligible to be granted awards under the 2018 Plan. Notwithstanding the foregoing, incentive stock options (as defined in the 2018 Plan) may only be granted to employees of the Company and any of its subsidiaries or affiliates that are a “subsidiary corporation” (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”)) and stock options and stock appreciation rights may be granted only to individuals with respect to whom the Shares will qualify as “service recipient stock” (within the meaning of Section 409A of the Code). Furthermore, no director who is not also an employee of the Company is eligible to receive incentive stock options.

Awards That May Be Issued Under the 2018 Plan. The 2018 Plan authorizes the grant of stock options, stock appreciation rights (“SARs”), and any other type of award valued by reference to (or otherwise based on) Shares, including, without limitation, restricted stock, restricted stock units, performance accelerated restricted stock, performance stock and performance units. If the Shares covered by an award are not delivered because the award is forfeited or canceled, or because the award is settled in cash or because such shares are withheld from the award or otherwise tendered, physically or by attestation, to pay the exercise or purchase price of an award granted under the 2018 Plan or to satisfy applicable tax withholding obligations incurred in connection with the award, such Shares will not be deemed delivered for purposes of determining the number of Shares remaining available for delivery. The maximum number of Shares available for delivery under the 2018 Plan will be unaffected by the availability of Shares under any plan assumed in connection with the acquisition of an interest in another company or awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired directly or indirectly by the Company or with which the Company combines.

The Compensation Committee has full authority to grant, pursuant to the terms of the 2018 Plan (i) stock options, including, without limitation, incentive stock options (“ISO”), non-qualified options (“NQOs”) and premium stock options, (ii) SARs and/or (iii) other stock-based awards, including, without limitation, restricted stock, restricted stock units (stock units are grants of a right to receive shares of stock in the future), performance-accelerated restricted stock, performance stock and performance units (as such terms are defined in the 2018 Plan).

Additional Plan Limitations. The 2008 Plan imposes additional limitations. Under the 2018 Plan, no more than 6.0 million shares may be issued pursuant to ISOs. In addition, no one individual may be granted options, SARs or other stock-based awards representing over 100,000 Shares during any fiscal year. There is no maximum number of persons eligible to receive awards under the 2018 Plan. The Company estimates that approximately 175 persons are currently eligible.

Plan Administration. The 2018 Plan may be administered by the Board of Directors, or any committee (the “Committee”) of at least two “non-employee directors” (as that term is defined by Rule 16b-3 under the Exchange Act). The Company expects the 2018 Plan to be administered by the Compensation Committee which will have the authority to select participants and determine the timing, type, size and terms of each award, and to make all other determinations necessary or desirable in the interpretation and administration of the 2018 Plan. The Committee may also determine whether awards may be settled in cash.

Repricing and Amendment of Awards. If the exercise or base prices of any options or SARs exceed the current fair market value (as defined in the 2018 Plan) of the Shares, the Committee may, without stockholder approval, reprice such options or SARs to a price no lower than the then-current fair market value of the Shares. The Committee may also, without stockholder approval, amend any award to provide its holder with additional rights or benefits of the type otherwise permitted by the 2018 Plan, including extending its term. However, no amendment to the terms of any outstanding award that is subject to Section 409A of the Code may cause the award to violate such Section, no amendment to the terms of an outstanding award that is not subject to Section 409A of the Code may cause the award to become subject to such Section, and the term of an outstanding award may not be extended beyond the earlier of the latest date the award would have expired by its original terms or the tenth anniversary of the original grant date of the award, except to the extent that an award cannot be exercised because such exercise would violate the federal, state or local laws, then the expiration of such award shall automatically be tolled for the period in which such exercise would violate applicable law but not more than thirty (30) days.

Termination of the Plan. The 2018 Plan will terminate ten years from the date of stockholder approval.

Transferability. Except as may be provided by the Committee, awards will not be transferable except by will or by the laws of descent and distribution.

Termination of Employment. Generally, options and SARs are forfeited if the recipient's employment or performance of services terminates before the award is exercised. However, the Committee may provide otherwise, and there are limited exceptions where employment terminates because of death, disability or retirement. Generally, if an option or SAR holder's employment terminates due to:

•
death or disability, options or SARs exercisable at termination (or whose vesting was accelerated by the Committee) remain exercisable for twelve months or for the remaining term of the option, if shorter; and

•	retirement, options or SARs exercisable at termination remain exercisable for a period of three months, less one day, or for the remaining term of the option, if shorter.

The Committee has discretion to alter the extension periods. Unless otherwise determined by the Committee, all unvested other stock-based awards, including without limitation restricted stock, restricted stock units and performance-accelerated restricted stock, are forfeited upon termination of the Participant’s employment for any reason other than death or disability. In the event of death for disability, unless otherwise determined by the Committee, a pro rata portion of the restrictions pertaining to continued employment will lapse based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period.

Option Pricing. The Committee has the authority to fix the exercise price of option awards. Generally, the exercise price of an ISO must be at least 100 percent of the fair market value of the Shares at the time of grant. However, if the grantee is a person with over ten percent of the voting power of the Company (or any subsidiary or parent of the Company), then the exercise price must be at least 110 percent of such fair market value. The exercise price of NQOs must be at least 100 percent of such fair market value. On February 28, 2018, the closing price of the Shares on the New York Stock Exchange was $50.27 per share.
Option Term. The term of each stock option will be fixed by the Committee, but no stock option shall be exercised more than ten years (or, in the case of an ISO granted to an employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the option is granted. Options will become exercisable at such times and in such installments as the Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including, but not limited to, cash, unrestricted common stock held for at least six months, or any combination thereof) as the Committee may determine.

Certain ISO Restrictions. In order to comply with certain federal tax restrictions, no employee may be granted an incentive stock option if, taking into account such option, the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any given calendar year, under this and all other incentive stock option plans of the Company, would exceed $100,000.

Cashless Exercises. If permitted by the Committee, a Participant may elect to pay the exercise price upon the exercise of an option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

SARs. Upon the exercise of a SAR, the holder shall be entitled to receive an amount in cash and/or Shares equal in value to the excess of the fair market value of the Shares on the date of exercise over the fair market value of the Shares on the date of grant, multiplied by the number of SARs exercised, with the Committee having the rights to determine the form of payment.

Restricted Stock Awards. A restricted stock award is an award of a given number of shares of common stock which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Committee. During the restriction period, the Participant generally has the right to vote and receive dividends on the shares.

Performance-Based Compensation. The Committee may determine whether an award is “performance-based compensation”. Any awards designated as “performance-based compensation” may be conditioned on achievement of one or more performance measures, as selected by the Committee: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, cash flow of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities and other factors tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria.

Amendment and Termination. The 2018 Plan is subject to amendment or termination by the Board of Directors without stockholder approval but no amendment may without stockholder approval (i) increase the number of Shares that may be issued under the 2018 Plan (except by certain adjustments provided for under the 2018 Plan); (ii) change the class of persons eligible to receive ISOs under the 2018 Plan; (iii) change the requirements regarding the exercise price; or (iv) amend the 2018 Plan in a manner that would require approval of the Company’s stockholders under applicable law, regulation or rule. Options may not be granted under the 2018 Plan after the date of termination of the 2018 Plan, but options granted prior to that date shall continue to be exercisable according to their terms.

Changes in Capital Structure. If the Company effects a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Company stock outstanding, without receiving compensation therefor in money, services or property, then the terms and conditions of the 2018 Plan and any then outstanding awards shall be adjusted proportionally in order to prevent dilution or enlargement of benefits or potential benefits under the 2018 Plan and awards made under the 2018 Plan.

Merger and Consolidation. In the event the Company is a party to a merger or other reorganization, outstanding awards shall be subject to the agreement of merger or reorganization. That agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation, for accelerated vesting and accelerated expiration, or for settlement in cash.

New Plan Benefits

As of the date of this proxy statement, no awards had been granted under the 2018 Plan and none will be granted unless and until the 2018 Plan is approved by the Company’s stockholders. Because of the discretionary nature of any future awards under the 2018 Plan, the amount of such awards is not determinable at this time with respect to the Company’s directors, executive officers, including the executive officers named in the Summary Compensation Table, and the Company’s other employees. Information regarding options and restricted stock granted in 2017 to certain executive officers of the Company under the Company’s 2008 Plan is set forth in the table captioned “Grants of Plan-Based Awards,” and information regarding outstanding options and restricted stock under the Company’s stock plans is set forth in the table captioned “Outstanding Equity Awards at Fiscal Year-End.” In 2017, grants of restricted stock covering 300,200 Shares were made to the non-executive employee group under the 2008 Plan. Except as referred to in the preceding sentence, there were no other grants in 2017 under Company plans. Non-employee directors have never been granted any options or other stock-based awards by the Company for service as a director.

Federal Income Tax Consequences

The following discussion addresses certain anticipated United States federal income tax and certain employment tax consequences to the Company and to recipients of awards made under the 2018 Plan who are citizens or residents of the United States for federal income tax purposes. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement. This summary is not intended to be a complete statement of the law in this area and, among other things, does not describe state, local, or foreign tax consequences (which may not correspond to the federal income tax treatment described herein). Moreover, it is not intended as tax advice to any individual. The exact federal income tax treatment of transactions under the 2018 Plan will vary depending on the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with respect to all consequences arising from the grant or exercise of awards and dispositions of acquired shares.

Summary of Current Federal Income Tax Rates for Individuals. Ordinary income of individuals, such as compensation income, is currently taxed at a top marginal rate of 37%. In addition, the maximum long-term capital gains rate for individuals is currently 20%. The maximum federal income tax rate for qualifying dividends received by individuals is currently 20%. An additional 3.8% Medicare tax on “net investment income” applies to certain individuals under Section 1411 of the Code. Net investment income would generally include gross income from dividends and capital gain, less certain deductions.

Options.

Grant of Options. There will be no federal income tax consequences to the grantee of an option or the Company upon the grant of either an ISO or an NQO under the 2018 Plan.

Exercise of NQOs. Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of common stock, less (b) the exercise price paid for those shares. The Company will be entitled to a tax deduction equal to the compensation income recognized by the grantee. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee’s basis in the shares received will be the exercise price paid for the shares plus the amount of income, if any, recognized upon exercise of the option.

Exercise of ISOs. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the Company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of termination of employment as a result of total disability).

The exercise of an ISO will, however, result in an item of adjustment for alternative minimum tax purposes in an amount equal to the excess of the fair market value of the shares at exercise over the exercise price. That adjustment may result in alternative minimum tax liability to the grantee upon the exercise of the ISO. Subject to certain limitations, alternative minimum tax paid in one year may be carried forward and credited against regular federal income tax liability for subsequent years. If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and more than one year from the date of exercise, any gain on a later sale of the shares will be treated as long-term capital gain, and the Company will not be entitled to any tax deduction with respect to the ISO.

If the grantee disposes of the shares of common stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a “Disqualifying Disposition” occurs. In that event, the grantee will have ordinary compensation income, and the Company will be entitled to a corresponding deduction at the time of such disposition. The amount of ordinary income and deduction generally will be equal to the lesser of: (a) the fair market value of the shares of common stock on the date of exercise minus the exercise price; or (b) the amount realized upon disposition of the common stock minus the exercise price. If the amount realized on disposition exceeds the value of the shares on the date of exercise, that additional amount will be taxable as capital gain. To be entitled to a deduction as a result of a Disqualifying Disposition, the Company must satisfy applicable reporting requirements.

Restricted Stock and Restricted Stock Units. A recipient of restricted stock or restricted stock units generally does not recognize income and the Company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the Company is entitled to a deduction on the date on which vesting occurs (“Vesting Date”) in the case of restricted stock, or on the date on which stock is issued or cash is paid in the case of restricted stock units. The amount of income recognized and the amount of the Company’s deduction will equal the fair market value of the vested stock or stock unit on the Vesting Date in the case of restricted stock, or on the date on which stock is issued or cash is paid in the case of restricted stock units.

However, the recipient may elect to include in income the fair market value of restricted stock at the time of grant by making a timely election under Section 83(b) of the Code. If such Section 83(b) election is made, the Company’s deduction will equal the fair market value of the restricted stock at the time of grant.

Any dividends on restricted stock, or dividend equivalents with respect to restricted stock units, paid to the recipient prior to the Vesting Date will be includible in the recipient’s income as compensation and deductible as such by the Company.

Golden Parachute Tax and Section 280G of the Internal Revenue Code. The Committee may provide for immediate vesting of all then outstanding unvested awards upon a change in control of the Company. That immediate vesting may cause certain amounts to be characterized as “parachute payments” under Section 280G of the Code for certain employees of the Company. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a shareholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company. An employee generally is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee’s Base Amount. The “Base Amount” is generally the employee’s average annual compensation for the five preceding years. An employee’s “excess parachute payment” is the excess of the employee’s total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax under Section 4999 of the Code, and the Company will be denied a deduction for, any “excess parachute payment.”

Deferred Compensation. Awards made under the 2018 Plan, including awards granted under the 2018 Plan that are considered to be deferred compensation for purposes of Section 409A of the Internal Revenue Code, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to recipients, which could include the inclusion of amounts not payable currently in income and interest and an additional tax on any amount included in income. The Company intends to structure any awards under the 2018 Plan such that the requirements under Code Section 409A are either satisfied or are not applicable to such awards.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2018 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Historically, compensation that qualifies as “performance-based compensation” under Section 162(m) of the Code could be excluded from this $1,000,000 limit. However, the “performance-based compensation” exclusion has now been repealed, effective for taxable years beginning after December 31, 2017, and will not be applicable to awards under the 2018 Plan.

Certain Interests of Directors

In considering the recommendations of the Board of Directors with respect to the 2018 Plan, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2018 Plan. As discussed above, directors and employees of the Company are eligible for the grant of awards under the 2018 Plan. The Board of Directors believes that approval of the 2018 Plan will advance the interests of the Company and its stockholders by encouraging employees to make significant contributions to the long-term success of the Company.

Required Vote

The affirmative vote of a majority of votes is required to approve this proposal. For purposes of qualifying the shares authorized under the proposed plan for listing on the NYSE, the total votes cast on the proposal must represent over 50% of shares outstanding. Broker non-votes are not considered to be votes cast for this purpose.

Our Board of Directors Recommends a Vote for the Proposal to Approve the 2018 Stock Incentive Plan.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS’
COMMITTEES AND MEETINGS

Board Meetings and Compensation

The Board of Directors met five times during the year ended December 31, 2017. No director attended fewer than 75 percent of the Board meetings held during such director’s term of service and meetings of committees on which he/she served during 2017. In addition, the Company has from time to time formed a special committee for the purpose of evaluating and approving certain transactions in which other directors of the Company have an interest. During 2017, the Company had no such committee.

The Board of Directors has an Audit Committee, Compensation Committee, Diversity Committee and a Nominating and Governance Committee.

Below is a summary of our committee structure and membership information.

Board of Directors	Audit Committee	Compensation Committee	Diversity Committee	Executive Committee	Nominating & Governance Committee

R. Randall Rollins [1]				Member
Henry B. Tippie [2]	Chair	Chair	Chair		Chair
James B. Williams [2]	Member	Member	Member		Member
Bill J. Dismuke [2]	Member
Gary W. Rollins [3]				Member
Thomas J. Lawley M.D.
Larry L. Prince [2]	Member	Member	Member		Member
John F. Wilson
Pamela R. Rollins

1.	Chairman of the Board of Directors

2.	Financial Expert

3.	Vice Chairman and Chief Executive Officer

Audit Committee

The Audit Committee of the Board of Directors of the Company consists of Messrs. Henry B. Tippie (Chairman), James B. Williams, Bill J. Dismuke and Larry L. Prince. The Audit Committee held five meetings during the fiscal year ended December 31, 2017 including a meeting to review the Company’s Form 10-K for the year ending December 31, 2016. The Board of Directors has determined that all of the members of the Audit Committee are independent as that term is defined by the rules of the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Board of Directors has also determined that all of the Audit Committee members are “Audit Committee Financial Experts” as defined in the SEC rules. The Audit Committee meets with the Company’s independent public accountants, Director of Internal Audit, and Chief Financial Officer to review the scope and results of audits and recommendations made with respect to internal and external accounting controls, specific accounting, and financial reporting issues. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors, as it deems necessary to carry out its duties. The Audit Committee charter is available on the Company’s website at www.rollins.com, under the Governance section.

Compensation Committee
The Compensation Committee of the Board of Directors of the Company consists of Messrs. Henry B. Tippie (Chairman), James B. Williams and Larry L. Prince. It held five meetings during the fiscal year ended December 31, 2017. The function of the Compensation Committee is to set the base salary and cash based incentive compensation of all of the executive officers of the Company. The Compensation Committee also administers the Rollins, Inc. Employee Stock Incentive Plan. The Compensation Committee does not have a formal charter, and is not required to have one under the “controlled company” exemption under the NYSE rules, as described in the section titled “Director Independence and NYSE Requirements” below.

Diversity Committee
The Diversity Committee of the Board of Directors of the Company consists of Messrs. Henry B. Tippie (Chairman), James B. Williams and Larry L. Prince. It held one meeting during the fiscal year ended December 31, 2017. The function of the Diversity Committee is to monitor compliance with applicable non-discrimination laws.

Nominating and Governance Committee
The Nominating and Governance Committee of the Board of Directors of the Company consists of Messrs. Henry B. Tippie (Chairman), James B. Williams, and Larry L. Prince, each of whom is independent, as discussed previously. The Committee was formed in 2002 pursuant to a resolution passed by the Board of Directors for the following purposes:

•	to recommend to our Board of Directors nominees for director and to consider any nominations properly made by a stockholder;

•	upon request of our Board of Directors, to review and report to the Board with regard to matters of corporate governance; and

•
to make recommendations to our Board of Directors regarding the agenda for our annual stockholders’ meetings and with respect to appropriate action to be taken in response to any stockholder proposals.

The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2017. We are not required by law or by New York Stock Exchange rules to have a nominating committee since we are a controlled corporation as described below under the heading “Director Independence and NYSE Requirements.” We established the Nominating and Corporate Governance Committee to promote responsible corporate governance practices and we currently intend to maintain the Committee going forward.

Director Nominations

Under Delaware law, there are no statutory criteria or qualifications for directors. The Board has prescribed no criteria or qualifications at this time. The Nominating and Governance Committee does not have a charter or a formal policy with regard to the consideration of director candidates. As such, there is no formal policy relative to diversity, although as noted below, it is one of many factors that the Nominating and Corporate Governance Committee has the discretion to factor into its decision-making. This discretion would extend to how the Committee might define diversity in a particular instance – whether in terms of background, viewpoint, experience, education, race, gender, national origin or other considerations. However, our Nominating and Corporate Governance Committee acts under the guidance of the corporate governance guidelines approved by the Board of Directors on January 27, 2004, as amended January 25, 2005, and posted on the Company’s website at www.rollins.com under the Governance section. The Board believes that it should preserve maximum flexibility in order to select directors with sound judgment and other desirable qualities. According to the Company’s corporate governance guidelines, the Board of Directors will be responsible for selecting nominees for election to the Board of Directors. The Board delegates the screening process involved to the Nominating and Governance Committee. This Committee is responsible for determining the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. This determination takes into account all factors, which the Committee considers appropriate, such as independence, experience, strength of character, mature judgment, technical skills, diversity, age, and the extent to which the individual would fill a present need on the Board. The Company’s by-laws provide that any stockholder entitled to vote for the election of directors may make nominations for the election of directors. Nominations must comply with an advance notice procedure which generally requires, with respect to nominations for directors for election at an annual meeting, that written notice be addressed to: Secretary, Rollins Inc., 2170 Piedmont Road, N.E., Atlanta, Georgia 30324, and received not less than ninety nor more than 130 days prior to the anniversary of the prior year's annual meeting and set forth, among other requirements set forth in detail in the Company’s by-laws, the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee’s qualifications, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. Other requirements related to the notice are contained in the Company’s by-laws, and stockholders are advised to carefully review those requirements to ensure that nominations comply with the by-laws. The Committee will consider nominations from stockholders who satisfy these requirements.

The Committee is responsible for screening the nominees that are selected by the Board of Directors for nomination to the Board and for service on committees of the Board. The Company has not received a recommendation for a director nominee from a shareholder. All of the nominees for directors being voted upon at the Annual Meeting to be held on April 24, 2018 are directors standing for re-election.

Board Leadership

Since July 2001, the Company has had separate persons serving as its Chairman of the Board and Chief Executive Officer.  R. Randall Rollins is our Chairman and chairs our Board meetings.  Gary W. Rollins is our Vice Chairman and Chief Executive Officer. John F. Wilson is our President and Chief Operating Officer.  We believe that it represents the appropriate structure for us at this time; the Chairman of the Board provides general oversight and strategic planning for the Company while the Chief Executive Officer and President and Chief Operating Officer focus on optimizing operational efficiencies.

Risk Oversight by Board

Our Board’s oversight of risk has not been delegated to any Board Committee. “Risk” is an extremely broad concept that extends to multiple functional areas and crosses multiple disciplines. As such, risk may be addressed from time to time by the full Board or by one or more of our Committees. Senior management is responsible for identifying and managing material risks that we face while insurable risks and litigation risks are handled primarily by the risk management department. Senior management provides the Board with a summary of insurance coverage annually and updates as deemed necessary. Liquidity risk, credit risk and risks associated with our credit facilities and cash management are handled primarily by our finance department, which regularly provides a financial report to both the Audit Committee and to the full Board. Operational, business, regulatory and political risks are handled primarily by senior executive management, which regularly provides various operational reports to, among others, the full Board or to the Executive Committee.

Director Independence and NYSE Requirements
Controlled Company Exemption. We have elected to be treated as a “controlled company” as defined by New York Stock Exchange Section 303A.00. This Section provides that a controlled company need not comply with the requirements of Sections 303A.01, 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual. Section 303A.01 requires that listed companies have a majority of independent directors. As a controlled company, this Section does not apply to us. Sections 303A.04 and 303A.05 require that listed companies have a nominating and corporate governance committee and a compensation committee, in each case composed entirely of independent directors, and that each of these committees must have a charter that addresses both the committee’s purpose and responsibilities and the need for an annual performance evaluation by the committee. While we have a nominating and corporate governance committee and a compensation committee, we are not required to and do not comply with all of the provisions of Sections 303A.04 and 303A.05. We are a “controlled company” because a group that includes the Company’s Chairman, R. Randall Rollins and his brother, Gary W. Rollins, who is the Company’s Vice Chairman and Chief Executive Officer of the Company and certain companies under their control, possesses in excess of fifty percent of our voting power. This means that they have the ability to determine the outcome of the election of directors at our annual meetings and to determine the outcome of many significant corporate transactions, many of which only require the approval of a majority of our voting power. Such a concentration of voting power could also have the effect of delaying or preventing a third party from acquiring us at a premium.

The Company’s Audit Committee is composed of four “independent” directors as defined by the Company’s Corporate Governance Guidelines, the New York Stock Exchange rules, the Securities Exchange Act of 1934, SEC regulations thereunder, and the Company’s Audit Committee Charter. The members of the Compensation and Nominating and Corporate Governance Committees are also entirely composed of “independent” directors. The Board of Directors has also concluded that all of the members of the Audit Committee and Thomas J. Lawley are “independent directors” under the Company’s Corporate Governance Guidelines and the New York Stock Exchange listing standards.

Independence Guidelines. Under New York Stock Exchange listing standards, to be considered independent, a director must be determined to have no material relationship with the Company other than as a director. The New York Stock Exchange standards set forth a nonexclusive list of relationships, which are conclusively deemed material.
The Company's Independence Guidelines (Appendix A to the Company’s Corporate Governance Guidelines) are posted on the Company’s website at www.rollins.com under the Governance section and include categorical standards for determining independence in specified situations.

Audit Committee Charter. Under the Company’s Audit Committee Charter, in accordance with New York Stock Exchange listing requirements and the Exchange Act, all members of the Audit Committee must be independent of management and the Company. A member of the Audit Committee is considered independent as long as he or she (i) does not accept any consulting, advisory, or compensatory fee from the Company, other than as a director or committee member; (ii) is not an affiliated person of the Company or its subsidiaries; and (iii) otherwise meets the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Nonmaterial Relationships. After reviewing all of the relationships between the members of the Audit Committee, and Thomas J. Lawley, M.D., on the one hand, and the Company, on the other hand, the Board of Directors determined that none of them had any relationships not included within the categorical standards set forth in the Independence Guidelines and discussed above except as follows:

1.
Mr. Tippie was employed by the Company from 1953 to 1970, and held several offices with the Company during that time, including as Executive Vice President – Finance, Secretary, Treasurer and Chief Financial Officer.

2.	Mr. Tippie is Chairman of the Board of Directors of Dover Motorsports, Inc. and Dover Downs Gaming and Entertainment, Inc. R. Randall Rollins is also a director of these companies.

3.
Mr. Tippie is a co-trustee of The O. Wayne Rollins Foundation and of the Rollins Children’s Trust. O. Wayne Rollins is the father of R. Randall Rollins and Gary W. Rollins. The beneficiaries of the Rollins Children’s Trust include the immediate family members of R. Randall Rollins and Gary W. Rollins.

4.	Mr. Dismuke was employed by the company from 1979 to 1984, and held several offices with the Company during that time, including Senior Vice President.

5.
Each of Messrs. Dismuke, Prince, Tippie and Williams also serve on the Boards of RPC, Inc. and Marine Products Corporation. Ms. Pamela R. Rollins serves on the Board of Marine Products Corporation. Messrs. Gary and Randall Rollins are directors of RPC, Inc. and Marine Products Corporation, and have voting control over these companies. These companies are held by a control group of which Messrs. Randall and Gary Rollins are a part. Mr. Randall Rollins is an executive officer of Marine Products Corporation. Ms. Pamela R. Rollins was employed by the Company in various roles from 1997-2008.

6.
Thomas J. Lawley, M.D. was the Dean of the Emory University School of Medicine from 1996 to 2013. Various charitable contributions have been made by the O. Wayne Rollins Foundation to Emory University in the past, including charitable contributions made by the Foundation to the Emory University School of Medicine and to the Emory University School of Public Health. Gary Rollins is Director Emeritus of Emory University.

7.
Mr. James B. Williams is the Chairman of the Board of the Woodruff Foundation, the Ichauway Foundation and the Woodruff Fund, Inc. Mr. R. Randall Rollins serves on the Woodruff Fund board and Dr. Lawley is on the Board of Trustees of all three boards.

As required by the Independence Guidelines, the Board of Directors unanimously concluded that the above listed relationships would not affect the independent judgment of the independent directors, based on their experience, character and independent means, and therefore do not preclude an independence determination. All of the members of the Audit Committee are also independent under the heightened standards required for Audit Committee members.

In accordance with the NYSE corporate governance listing standards, Mr. Henry B. Tippie was elected as the Presiding Director. The Company’s non-management directors meet at regularly scheduled executive sessions without management. Mr. Tippie presides during these executive sessions.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to formalize and promote better understanding of our policies and procedures. At least annually, the Board reviews these guidelines. A copy of our current Corporate Governance Guidelines may be found at our website (www.rollins.com) under the heading “Governance.” As required by the rules of the New York Stock Exchange, our Corporate Governance Guidelines require that our non-management directors meet in regularly scheduled executive sessions per year without management, and such meetings are currently required to occur at least twice annually.

At the Company’s website (www.rollins.com), under the heading “Governance,” you may access a copy of our Corporate Governance Guidelines, our Audit Committee Charter, our Code of Business Conduct and our Code of Business Conduct and Ethics for Directors and Executive Officers and Related Party Transaction Policy.

Code of Business Conduct

The Company has adopted a Code of Business Conduct applicable to all directors, officers and employees generally, as well as a supplemental Code of Business Conduct and Ethics for Directors and Executive Officers and Related Party Transaction Policy applicable to the directors and the principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions for the Company. Both codes are available on the Company’s website at www.rollins.com.

Director Communications
The Company also has a process for interested parties, including stockholders, to send communications to the Board of Directors, Presiding Director, any of the Board Committees or the non-management directors as a group. Such communications should be addressed as follows:
Mr. Henry B. Tippie
c/o Internal Audit Department
Rollins, Inc.
2170 Piedmont Road, N.E.
Atlanta, Georgia 30324
The above instructions for communications with the directors are also posted on our website at www.rollins.com under the Governance section. All communications received from interested parties are forwarded to the Board of Directors. Any communication addressed solely to the Presiding Director or the non-management directors will be forwarded directly to the appropriate addressee(s).

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

None of the directors named on page 8 who serve on the Company's Compensation Committee are currently employees of the Company. Mr. Tippie was employed by the Company from 1953 to 1970, and held several offices with the Company during that time, including as Executive Vice President – Finance, Secretary, Treasurer and Chief Financial Officer.

DIRECTOR COMPENSATION

The following table sets forth compensation to our directors for services rendered as a director for the year ended December 31, 2017. Three of our directors, Messrs. R. Randall Rollins, Gary W. Rollins and John F. Wilson are our employees. The compensation for Messrs. R. Randall Rollins, Gary W. Rollins and John F. Wilson are set forth in the Summary Compensation Table under Executive Compensation. Other than Messrs. Henry B. Tippie, Bill J. Dismuke and Ms. Pamela R. Rollins, the directors listed below have never been employed by the Company or paid a salary or bonus by the Company, have never been granted any options or other stock based awards, and do not participate in any Company sponsored retirement plans. Mr. Henry B. Tippie has not been employed by the Company or paid a salary or bonus by the Company, has not been granted any options or other stock based awards, and has not participated in any Company sponsored retirement plans since his employment with the Company ceased in 1970. Mr. Bill J. Dismuke has not been employed by the Company or paid a salary or bonus by the Company, has not been granted any options or other stock based awards, and has not participated in any Company sponsored retirement plans since his employment with the Company ceased in 1984. Ms. Pamela R. Rollins has not been employed by the Company or paid a salary or bonus by the Company, has not been granted any options or other stock based awards, and has not participated in any Company sponsored retirement plans since her employment with the Company ceased in 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Henry B. Tippie	130,000	—	—	130,000
Larry L. Prince	78,000	—	—	78,000
James B. Williams	78,000	—	—	78,000
Bill J. Dismuke	65,000	—	—	65,000
Thomas J. Lawley, M.D.	52,500	—	—	52,500
Pamela R. Rollins	52,500	—	—	52,500

Directors that are our employees do not receive any additional compensation for services rendered as a director.

Under the compensation arrangements effective since January 1, 2015, non-management directors each receive an annual retainer fee of $40,000. This retainer fee was increased to $50,000 effective January 1, 2018. In addition, the Chairman of the Audit Committee receives an annual retainer of $20,000, the Chairman of the Compensation Committee receives an annual retainer of $10,000 and the Chairman of each of the Corporate Governance/Nominating Committee and Diversity Committee receives an annual retainer of $6,000. A director that chairs more than one committee receives a retainer with respect to each Committee he chairs. All of the retainers are paid on a quarterly basis. Current per meeting fees for non-management directors are as follows:

•	For meetings of the Board of Directors, $2,500.

•	For meetings of the Compensation Committee, $2,000.

•	For meetings of the Corporate Governance/Nominating Committee and Diversity Committee $1,500

•	For meetings of the Audit Committee in person and telephonic, $2,500.

•	In addition, the Chairman of the Audit Committee receives an additional $2,500 for preparing to conduct each quarterly Board and Board committee meeting.

All non-management directors are also entitled to reimbursement of expenses for all services as a director, including committee participation or special assignments.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee’s responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles, that is the responsibility of management.
In fulfilling its oversight responsibilities with respect to the year ended December 31, 2017, the Audit Committee:

•	Approved the terms of engagement of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017;

•
Reviewed with management the interim financial information included in the Forms 10-Q prior to their being filed with the SEC. In addition, the Committee reviewed all earnings releases with management and the Company’s independent public accounting firm prior to their release;

•
Reviewed and discussed with the Company’s management and the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company as of December 31, 2017 and 2016 and for the three years ended December 31, 2017;

•
Reviewed and discussed with the Company’s management and the independent registered public accounting firm, management’s assessment that the Company maintained effective control over financial reporting as of December 31, 2017;

•	Discussed with the independent registered public accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and

•
Received from the independent registered public accounting firm the written disclosures and the letter in accordance with the requirements of the Public Company Accounting Oversight Board regarding the firm’s communications with the Committee concerning independence, and discussed with such firm its independence from the Company.

Based upon the review and discussions referred to previously, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company and subsidiaries as of December 31, 2017 and 2016 and for the three years ended December 31, 2017 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Submitted by the Audit Committee of the Board of Directors.
Henry B. Tippie, Chairman
James B. Williams
Bill J. Dismuke
Larry L. Prince

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

During the fiscal year ended December 31, 2017, the members of our Compensation Committee held primary responsibility for determining executive compensation levels. The Committee is composed of three of our non-management directors who do not participate in the Company’s compensation plans. The Committee determines the compensation and administers the performance-based cash compensation plan for our executive officers. In addition, the Committee also administers our Stock Incentive Plan for all the employees.

The members of our Compensation Committee have extensive and varied experience with various public and private corporations as investors and stockholders, as senior executives, and as directors charged with the oversight of management and the setting of executive compensation levels. Henry B. Tippie, the Chairman of the Compensation Committee, has served on the board of directors of twelve different publicly traded companies and has been involved in setting executive compensation levels at all of these companies. Messrs. James B. Williams and Larry L. Prince have served on the board of directors of several different publicly traded companies and have similarly been involved in setting executive compensation levels at many of these companies.

The Compensation Committee has authority to engage attorneys, accountants and consultants, including executive compensation consultants, to solicit input from management concerning compensation matters, and to delegate any of its responsibilities to one or more directors or members of management where it deems such delegation appropriate and permitted under applicable law. The Committee has not used the services of any compensation consultants in determining or recommending the amount of form of executive compensation.

The Compensation Committee believes that determinations relative to executive compensation levels are best left to the discretion of the Committee. In addition to the extensive experience and expertise of the Committee’s members and their familiarity with the Company’s performance and the performance of our executive officers, the Committee is able to draw on the experience of other directors and on various legal and accounting executives employed by the Company, and the Committee has access to the wealth of readily available public information relative to structuring executive compensation programs and setting appropriate compensation levels. The Committee also believes that the structure of our executive compensation programs should not become overly complicated or difficult to understand. The Committee solicits input from our Chief Executive Officer with respect to the performance of our executive officers and their compensation levels.

The Role of Shareholder Say-on-Pay Votes

The Company provides its shareholders with the opportunity to cast an every three years advisory vote on executive compensation (a “say-on-pay proposal”). At the Company’s annual meeting of shareholders held in April 2017, a substantial majority of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms shareholders’ support of the Company’s approach to executive compensation. The shareholders voted to hold a say-on-pay advisory vote on executive compensation every three years, and the Board resolved to accept the shareholders’ recommendation.  As a result, the advisory vote on executive compensation will be held again at the 2020 Annual Meeting. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

General Compensation Objectives and Guidelines

The Company is engaged in a highly competitive industry. The success of the Company depends on our ability to attract and retain highly qualified and motivated executives. In order to accomplish this objective, we have endeavored to structure our executive compensation in a fashion that gives our Compensation Committee the flexibility to take into account our operating performance and the individual performance of the executive.

The Compensation Committee endorses the philosophy that executive compensation should reflect Company performance and the contribution of executive officers to that performance. The Company’s compensation policy is designed to achieve three fundamental objectives: (i) attract and retain qualified executives, (ii) motivate performance to achieve Company objectives, and (iii) align the interests of our executives with the long-term interests of the Company’s stockholders.

The Committee recognizes that there are many intangibles involved in evaluating performance and in motivating performance, and that determining an appropriate compensation level is a highly subjective endeavor. The analysis of the Committee is not based upon a structured formula and the objectives referred to above are not weighted in any formal manner.

Pursuant to our compensation philosophy, the total annual compensation of our executive officers is primarily made up of one or more of three elements. The three elements are salary, annual performance-based incentive compensation and grants of stock based awards such as restricted stock. In addition, the Company provides retirement compensation plans, group welfare benefits and certain perquisites.

We believe a competitive base salary is important to attract, retain and motivate top executives. We believe annual performance-based incentive compensation is valuable in recognizing and rewarding individual achievement. Finally, we believe equity-based compensation makes executives “think like owners” and, therefore, aligns their interests with those of our stockholders.

Effective November 1, 2006, we adopted formal Stock Ownership Guidelines for our executive officers and note that our executive officers are significant stockholders of the Company, as disclosed elsewhere in this Proxy Statement. The purpose of these Guidelines is to align the interests of executives with the interests of stockholders and further promote our longstanding commitment to sound corporate governance.

The Committee is mindful of the stock ownership of our directors and executive officers but does not believe that it is appropriate to provide a mechanism or formula to take stock ownership (or gains from prior option or stock awards) into account when setting compensation levels. As do many public companies, we have historically provided in our insider trading policies that directors and executive officers may not sell Company securities short and may not sell puts, calls or other derivative securities tied to our Common Stock.

As a result of the Tax Cuts and Jobs Act, starting with compensation payable in 2018, Section 162(m) of the Internal Revenue Code will limit us from deducting compensation, including performance-based compensation, in excess of $1,000,000 paid to our executive officers. The only exception to this rule is for compensation (including performance-based compensation) that is paid pursuant to a binding contract in effect on November 2, 2017, that would otherwise have been deductible under the prior Section 162(m) rules. Going forward, the Compensation Committee will, as before, retain full discretion to award compensation packages that best attract, retain and reward successful executive officers. Therefore, the Compensation Committee anticipates that it will award compensation that is not fully deductible under Section 162(m).

Our executive bonus agreements contain a provision that provides that, among other things, if any bonus amount is paid as a result of misrepresented or inaccurate performance, the Company may require repayment of some or all of the excess bonus paid, subject to applicable laws.  This recoupment policy reflects the Company's high ethical standards and strict compliance with accounting and other regulations applicable to public companies.   As all incentives and awards remain within the discretion of the Compensation Committee, the Committee also retains the ability to take any restatements or adjustments into account in subsequent years.  In addition, the Sarbanes-Oxley Act requires in the case of accounting restatements that result from material non-compliance with SEC financial reporting requirements, that the Chief Executive Officer and Chief Financial Officer must disgorge bonuses and other incentive-based compensation and profits on stock sales received during the 12 months following publication of the misstated financials, if the non-compliance results from misconduct.

Salary

The salary of each executive officer is determined by the Compensation Committee. In making its determinations, the Committee gives consideration to our operating performance for the prior fiscal year and the individual executive’s performance. The Committee solicits input from our Chief Executive Officer with respect to the performance of our executive officers and their compensation levels. Effective January 1, 2017, the following adjustments were made to the base salaries of our executive officers: Gary W. Rollins $1,000,000 (no change from 2016); Paul E. Northen $450,000 ($50,000 increase from 2016): R. Randall Rollins $900,000 (no change from 2016); John F. Wilson $700,000 ($50,000 increase from 2016) and Thomas E. Luczynski $280,000 ($12,990 increase from 2016). Effective January 1, 2018, the following adjustments were made to the base salaries of our executive officers: Gary W. Rollins $1,000,000 (no change from 2017); Paul E. Northen $500,000 ($50,000 increase from 2017): R. Randall Rollins $900,000 (no change from 2017); John F. Wilson $775,000 ($75,000 increase from 2017) and Thomas E. Luczynski $300,000 ($20,000 increase from 2017).

Performance-Based Plan

At the annual meeting of stockholders held on April 23, 2013, the stockholders approved the terms of the Company’s Performance-Based Incentive Cash Compensation Plan for Executive Officers (the “Cash Incentive Plan”). Under the Cash Incentive Plan, executive officers have an opportunity to earn bonuses of up to 100 percent of their annual salaries, not to exceed a maximum amount of their respective base salary, upon achievement of bonus performance goals which are pre-set every year by the Compensation Committee upon its approval of the performance bonus program for that year. For 2017, these performance goals for Messrs. R. Randall Rollins and Gary W. Rollins were based on targeted revenue growth of the Company and targeted pre-tax profit growth of the Company. For 2017, the performance goal for Messrs. John F. Wilson and Paul E. Northen are based on targeted revenue growth of the Company, targeted pre-tax profit growth of the Company, and individual Key Operating Initiatives that are determined yearly based on Company performance.

For the Company revenue to plan performance goal, Messrs. R. Randall Rollins and Gary W. Rollins were eligible to earn bonuses of between 0 and 40 percent of their respective annual salary. Messrs. John F. Wilson was eligible to earn a bonus between 0 percent and 30 percent of his annual salary and Messrs. Paul E Northen was eligible to earn a bonus of between 0 percent and 18 percent of his annual salary. The minimum achievement of revenue to plan for these persons to be eligible to earn a bonus under this element of the Cash Incentive Plan for 2017 was 95 percent. This performance goal for the plan in 2017 was a 6.28% increase in revenue.
Because the actual increase in Company revenue to plan in 2017 was 100.1 percent, this resulted in bonuses of 40 percent of salary for Messrs. R. Randall Rollins and Gary W. Rollins, 30 percent of salary for Messrs. John F. Wilson and 18 percent for Paul E. Northen.

For the Company pre-tax profit to plan performance goal, Messrs. R. Randall Rollins, Gary W. Rollins and John F. Wilson were eligible to earn bonuses of between 0 and 60 percent of their respective annual base salary. Mr. Paul E Northen was eligible to receive a bonus of between 0 and 36 percent of his annual salary. Mr. Thomas E. Luczynski was eligible to receive a bonus of between 0 and 24 percent of his annual salary. The minimum growth in the Company's pre-tax profit for 2017 to the corresponding amount in 2016 to be eligible for a bonus was 95 percent and the Company’s 2017 performance resulted in an actual achievement in pre-tax profit to plan of 100 percent. This resulted in bonuses of 60 percent of salary for Messrs. R. Randall Rollins, Gary W. Rollins and John F. Wilson, 36 percent of salary for Mr. Paul E. Northen and 24 percent of salary for Mr. Thomas E. Luczynski.

Messrs. John F. Wilson, Paul E. Northen , and Thomas E. Luczynski also participate in an individual Key Operating Initiative. Under this element, the participants may receive a bonus of their respective annual salary for achievement of the initiatives tied to Customer Service Index for Mr. John F. Wilson, Trade Receivables for Mr. Paul E. Northen and International Franchise profit to plan and revenue growth for Mr. Thomas E. Luczynski. Messrs. John F. Wilson was eligible to earn between 0 and 10 percent for improvement in Customer Service Index, Paul E. Northen was eligible to earn between 0 and 6 percent for improvement in Trade Receivables and Thomas E. Luczynski was eligible to earn between 0 and 16 percent for International Franchise profit to plan, revenue growth and growth of number of franchises. The Company’s performance in 2017 resulted in 0 percent payout for both Customer Service Index and Trade Receivables and 9.3 percent payout on International Franchise profit to plan and revenue growth.

The amount of bonuses under each performance component of the Company’s Cash Incentive Plan is determined based upon straight-line interpolation of the applicable formula for each such component without the use of discretion. In addition to any bonuses earned under the Cash Incentive Plan, the Compensation Committee has the authority to award discretionary bonuses.
No discretionary bonuses were awarded for 2017.

Equity Based Awards

Our Stock Incentive Plan allows for a wide variety of stock based awards such as stock options and restricted stock awards. We last issued stock options in fiscal year ended 2003 and have no immediate plans to issue additional stock options. Partially in response to changes relative to the manner in which stock options are accounted for under generally accepted accounting principles, we have modified the structure and composition of the long-term equity based component of our executive compensation. In recent years, we have awarded time-lapse restricted stock in lieu of granting stock options. The terms and conditions of these awards are described in more detail below.

Awards under the Company’s Stock Incentive Plan are purely discretionary, are not based upon any specific formula and may or may not be granted in any given fiscal year. For the past three years, we have granted time-lapse restricted stock to various employees, including our executive officers, in early January during our regularly scheduled meeting of the Compensation Committee during which the Committee reviews executive compensation. Consistent with this practice, we granted restricted stock awards to our executive officers in January 2016, 2017 and 2018 as follows:

Name	2016	2017	2018
Gary W. Rollins	63,000	63,000	58,000
R. Randall Rollins	57,000	57,000	52,000
Paul E. Northen	12,500	15,000	15,000
John F. Wilson	30,000	30,000	30,000
Thomas E. Luczynski	3,500	3,300	5,000

The amount of the aggregate stock based awards to our executive officers in any given year is influenced by the Company’s overall performance. The amount of each grant to our executive officers is influenced in part by the Committee’s subjective assessment of each individual’s respective contributions to achievement of the Company’s long-term goals and objectives. In evaluating individual performance for these purposes, the Committee considers the overall contributions of executive management as a group and the Committee’s subjective assessment of each individual’s relative contribution to that performance rather than specific aspects of each individual’s performance over a short-term period. It is our expectation to continue yearly grants of restricted stock awards to selected executives although we reserve the right to modify or discontinue this or any of our other compensation practices at any time.
To date, all of our restricted stock awards have had the same features. The shares vest one-fifth per year beginning on the second anniversary of the grant date. Restricted shares have full voting and dividend rights. However, until the shares vest, they cannot be sold, transferred or pledged. Should the executive leave our employment for any reason prior to the vesting dates (other than due to death, disability or retirement on or after age 65), the unvested shares will be forfeited. In the event of a “change in control” as determined by the Board of Directors, all unvested restricted shares shall vest immediately.

Grants are made under our Stock Incentive Plan and the plan is administered pursuant to Rule 16b-3 of the Securities Exchange Act of 1934. When considering the grant of stock based awards, the Committee considers the overall performance and the performance of individual employees.

Employment Agreements

There are no agreements or understandings between the Company and any executive officer that guarantee continued employment or guarantee any level of severance or compensation, including incentive or bonus payments.

Retirement Plans

The Company maintains a defined benefit plan (Rollins, Inc. Retirement Income Plan) for employees hired prior to January 1, 2002, a non-qualified retirement plan (Rollins, Inc. Deferred Compensation Plan) for our executives and highly compensated employees, and a Rollins 401(k) Savings Plan for the benefit of all of our eligible employees.

The Company froze the Rollins, Inc. Retirement Income Plan effective June 30, 2005. The Rollins, Inc. Deferred Compensation Plan also provides other benefits as described below under “Nonqualified Deferred Compensation” on page 38.

Other Compensation

Other compensation to our executive officers includes group welfare benefits including group medical, dental and vision coverage, and group life insurance. The Company provides certain perquisites to its executive officers, which are described below under “Executive Compensation.” The Company requires that its Chairman and Vice Chairman and CEO use Company or other private aircraft for air travel whenever practicable for security reasons.
The following Compensation Committee Report shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the above Compensation Discussion and Analysis with management.

Based upon this review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee
Henry B. Tippie, Chairman
James B. Williams
Larry L. Prince

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

Based on our review of the copies of such forms, we believe that during fiscal year ended December 31, 2017, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were timely satisfied. Each of these transactions were exempt from Section 16(b) of the Securities and Exchange Act of 1934 by reason of Rule 16(b)(3).

EXECUTIVE COMPENSATION

Shown below is information concerning the annual compensation for the fiscal years ended December 31, 2017, 2016, and 2015 of those persons who were employed during December 31, 2017 as:

•	our Principal Executive Officer and Principal Financial Officer; and

•	our three other most highly compensated executive officers as of December 31, 2017 whose total annual salary exceeded $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Cash Bonus ($)	Stock awards ($) (2)	Non-equity incentive plan compensation ($) (1)(3)	Change in pension value and non-qualified deferred compensation earnings ($)(4)	All other compensation ($)(5)	Total ($)
Gary W. Rollins	2017	1,000,000	—	2,134,440	1,000,000	10,544	182,281	4,327,265
Chief Executive Officer	2016	1,000,000	—	1,666,350	951,733	7,107	222,427	3,847,617
	2015	1,000,000	—	1,412,880	1,000,000	59	236,875	3,649,814
Paul E. Northen (6)	2017	450,000	—	508,200	243,000	—	25,234	1,226,434
Chief Financial Officer	2016	400,000	—	330,625	213,511	—	23,287	967,423
	2015	309,615	—	339,300	160,417	—	15,764	825,096
R. Randall Rollins	2017	900,000	—	1,931,160	900,000	10,544	77,920	3,819,624
Chairman of the Board	2016	900,000	—	1,507,650	856,587	7,107	83,181	3,354,525
	2015	900,000	—	1,278,320	900,000	59	99,119	3,177,498
John F. Wilson	2017	700,000	—	1,016,400	630,000	277,737	25,815	2,649,952
President and Chief Operating Officer	2016	650,000	—	793,500	618,720	120,088	19,169	2,201,477
	2015	600,000	—	672,800	600,000	4,134	18,914	1,895,848
Thomas E. Luczynski	2017	280,000	—	111,804	93,300	167,287	22,185	674,576
Corporate Secretary	2016	267,010	—	92,575	122,090	69,808	16,029	567,512
	2015	259,000	—	141,288	113,256	1,542	16,108	531,194

(1)
John F. Wilson deferred $145,641 in salary and bonus compensation in 2017 related to his 2016 salary and bonus compensation that was paid in 2017 and deferred $120,000, and $47,877 in salary and bonus compensation related to 2015 and 2014, respectively that was paid in 2016 and 2015. Thomas J. Luczynski deferred $44,868 in salary and bonus compensation in 2017 related to his 2016 salary and bonus compensation that was paid in 2017.

(2)
These amounts represent the aggregate grant date fair value of restricted Common Stock awarded under our Stock Incentive Plan during the fiscal years 2017, 2016 and 2015, respectively, in accordance with FASB ASC Topic 718. Please refer to Note 15 to our consolidated financial statements contained in our Form 10-K for the period ending December 31, 2017 for a discussion of the assumptions used in these computations. When calculating the amounts shown in this table, we have disregarded all estimates of forfeitures. Our Form 10-K has been included in our Annual Report and provided to our stockholders.

(3)	Bonuses under the performance-based incentive cash compensation plan are accrued in the fiscal year earned and paid in the following fiscal year.

(4)	Pension values decreased as followed: In 2017, R. Randall Rollins ($23,901), in 2016, R. Randall Rollins ($33,699), John F. Wilson ($7,161) in 2016, and Thomas E. Luczynski ($15,756) in 2016.

(5)	All other compensation includes the following items for:

Mr. Gary W. Rollins:
$8,100 of Company contributions to the employee’s account of the Rollins 401(k) Savings plan; $104,623 of incremental costs to the Company for personal use of the Company’s airplane (calculated based on the actual variable costs to the Company for such usage); auto allowance and related vehicle expenses; incremental costs to the Company for use of the Company’s executive dining room; and use of Company storage space.

Mr. Paul E. Northen:
$8,100 of Company contributions to the employee’s account of the Rollins 401(k) Savings plan; auto allowance and related vehicle expenses; and incremental cost to the Company for use of the Company’s executive dining room.

Mr. R. Randall Rollins:
$8,100 of Company contributions to the employee’s account of the Rollins 401(k) Savings plan; auto allowance and related vehicle expenses; incremental costs to the Company for use of the Company’s executive dining room; and use of Company storage space.

Mr. John F. Wilson:
$8,100 of Company contributions to the employee’s account of the Rollins 401(k) Savings plan; auto allowance and related vehicle expenses; and incremental cost to the Company for use of the Company’s executive dining room.

Mr. Thomas E. Luczynski:
$8,100 of Company contributions to the employee’s account of the Rollins 401(k) Savings plan; auto allowance and related vehicle expenses; and incremental cost to the Company for use of the Company’s executive dining room.

(6)
Mr. Paul E. Northen was named Chief Financial Officer effective May 1, 2015 and named Vice President January 26, 2016. Prior to his appointment as Chief Financial Officer, he served as the Company’s Chief Financial Officer in training. The compensation listed in the table includes his compensation from the Company for the entire year.

Pay Ratio Disclosure

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd - Frank Act”), the Securities and Exchange Commission (“SEC”) adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (‟PEO”).  The Company’s PEO is Mr. Gary W. Rollins. The purpose of the new required disclosure is to provide a measure of the equitability of pay within the organization.  The Company believes its compensation philosophy and process yield an equitable result.

Median Employee total annual compensation	$83,369
Mr. Gary W. Rollins ("PEO”) total annual compensation	$4,327,265
Ratio of PEO to Median Employee Compensation	51.9:1

In determining the median employee, a listing was prepared of all employees as of October 31, 2017.  Employees from our foreign subsidiaries in Australia and United Kingdom, both of which combined were less than 5% of our total employees, were excluded (other than seasonal or temporary employees) and employees on leave of absence were excluded and wages and salaries were annualized for those employees that were not employed for the full year of 2017.  The median amount was selected from the annualized list.  For simplicity, the value of the Company’s 401(k) plan and medical benefits provided was excluded as all employees including the PEO are offered the exact same benefits and the Company utilizes the Internal Revenue Service safe harbor provision for 401(k) discrimination testing.  As of December 31, 2017 the Company employed 13,126 persons of whom 285 were employed in Australia and the United Kingdom.

GRANTS OF PLAN-BASED AWARDS IN 2017

The shares of Common Stock disclosed in the table below represent grants of restricted Common Stock under our Stock Incentive Plan awarded in fiscal year 2017 to the executives named in our SUMMARY COMPENSATION TABLE. All grants of restricted Common Stock vest one-fifth per year beginning on the second anniversary of the grant date. Restricted shares have full voting and dividend rights. However, until the shares vest, they cannot be sold, transferred or pledged. Should the executive leave the Company’s employment for any reason prior to the vesting dates (other than due to death, retirement on or after age 65 or, with respect to restricted stock awards under the Company’s 2008 Stock Incentive Plan, disability), the unvested shares will be forfeited. We have not issued any stock options in the past three fiscal years and have no immediate plans to issue additional stock options.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (3) ($)
		Threshold ($)	Target ($)	Maximum ($)
Gary W. Rollins	01/24/17 (1)	1	937,500	1,000,000
	01/24/17				63,000	2,134,440
Paul E. Northen	01/24/17 (2)	1	253,125	270,000
	01/24/17				15,000	508,200
R. Randall Rollins	01/24/17 (1)	1	843,750	900,000
	01/24/17				57,000	1,931,160
John F. Wilson	01/24/17 (1)	1	656,250	700,000
	01/24/17				30,000	1,016,400
Thomas E. Luczynski	01/24/17 (1)	1	118,125	126,000
	01/24/17				3,300	111,804

(1)
These amounts represent possible payouts of awards granted under the Cash Incentive Plan in January 2017. The payment of actual awards was approved in January 2018. The amounts of the actual payments are included in the Summary Compensation Table.

(2)
These amounts represent possible payouts of awards granted under the Cash Incentive Plan and the Home Office Cash Incentive Plan in January 2017. The payment of actual awards was approved in January 2018. The amounts of the actual payments are included in the Summary Compensation Table.

(3)
These amounts represent aggregate grant date fair value for grants of restricted Common Stock awarded in fiscal year 2017 under our Stock Incentive Plan computed in accordance with ASC Topic 718. Please refer to Note 15 to our Financial Statements contained in our Form 10-K for the period ending December 31, 2017 for a discussion of assumptions used in this computation. Our Form 10-K has been included in our Annual Report and provided to our stockholders.

There are no agreements or understandings between the Company and any executive officer that guarantee continued employment or guarantee any level of compensation, including incentive or bonus payments, or severance payments, to the executive officer. All of the named executive officers participate in the Company's Cash Incentive Plan. Bonus awards under the Cash Incentive Plan provide participants an opportunity to earn an annual bonus in a maximum amount of 100 percent of base salary (which was revised to 115 percent under the 2018 Cash Incentive Plan) or $2 million per individual per year (which was revised to $1.15 million under the 2018 Cash Incentive Plan), whichever is less. Under the Cash Incentive Plan, whether a bonus is payable, and the amount of any bonus payable, is contingent upon achievement of certain performance goals, which are set in the annual program adopted under the plan. For 2017, these performance goals were measured by obtaining specific levels of the following: revenue to plan growth and pre-tax profit to plan growth of the Company. Messrs. John F. Wilson, Paul E. Northen and Thomas Luczynski also participate in an individual Key Operating Initiative and may receive a bonus for achievement of the initiative. The Compensation Committee set a maximum award for fiscal year 2017 of 100 percent of the executive’s base salaries for Messrs. R. Randall Rollins, Gary W. Rollins, and John F. Wilson. Mr. Paul E. Northen had a maximum award of 60 percent of his base salary for fiscal year 2017 and Thomas Luczynski has a maximum award of 40 percent of his base salary for fiscal year 2017. Unless sooner amended or terminated by the Compensation Committee, the current Cash Incentive Plan will be in place until April 24, 2023.

The named executive officers while employed are also eligible to receive options and restricted stock under the Company's stock incentive plan, in such amounts and with such terms and conditions as determined by the Compensation Committee at the time of grant. All of the executive officers are eligible to participate in the Company’s Deferred Compensation Plan. The executive officers participate in the Company’s regular employee benefit programs, including the 401(k) Plan with Company match, group life insurance, group medical and dental coverage and other group benefit plans. The Deferred Compensation Plan provides that participants may defer up to 50% of their base salary and up to 85% of their annual bonus with respect to any given plan year, subject to a $2,000 per plan year minimum. The Company may make discretionary credits to participant accounts.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The Company does not have any outstanding option awards to the executives named in our Summary Compensation Table. The table below sets forth the total number of restricted shares of Common Stock outstanding at December 31, 2017 and held by the executives named in our Summary Compensation Table but which have not yet vested, together with the market value of these unvested shares based on the $46.53 the closing price of our Common Stock on December 31, 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gary W. Rollins	-	-	-	-	259,200	12,060,576
Paul E. Northen	-	-	-	-	39,500	1,837,935
R. Randall Rollins	-	-	-	-	234,300	10,901,979
John F. Wilson	-	-	-	-	120,000	5,583,600
Thomas E. Luczynski	-	-	-	-	21,620	1,005,979

1.	The Company has granted restricted shares for the named executive officers that vest 20% annually beginning on the second anniversary of the grant date.

Shares of the restricted stocks granted to the executive officers that have not fully vested as of December 31, 2017 are summarized in the table that follows:

Name	Number of shares Granted	Grant Date	Date fully vested
Gary W. Rollins	75,000	1/24/2012	1/24/2018
	75,000	1/22/2013	1/22/2019
	63,000	1/28/2014	1/28/2020
	63,000	1/27/2015	1/27/2021
	63,000	1/26/2016	1/26/2022
	63,000	1/24/2017	1/24/2023
Paul E. Northen	15,000	2/24/2015	2/24/2021
	12,500	1/26/2016	1/26/2022
	15,000	1/24/2017	1/24/2023
R. Randall Rollins	67,500	1/24/2012	1/24/2018
	67,500	1/22/2013	1/22/2019
	57,000	1/28/2014	1/28/2020
	57,000	1/27/2015	1/27/2021
	57,000	1/26/2016	1/26/2022
	57,000	1/24/2017	1/24/2023
John F. Wilson	30,000	1/24/2012	1/24/2018
	30,000	1/22/2013	1/22/2019
	30,000	1/28/2014	1/28/2020
	30,000	1/27/2015	1/27/2021
	30,000	1/26/2016	1/26/2022
	30,000	1/24/2017	1/24/2023
Thomas E. Luczynski	15,000	1/24/2012	1/24/2018
	7,500	1/22/2013	1/22/2019
	6,300	1/28/2014	1/28/2020
	6,300	1/27/2015	1/27/2021
	3,500	1/26/2016	1/26/2022
	3,300	1/24/2017	1/24/2023

OPTION EXERCISES AND STOCK VESTED

The following table sets forth:

•	the number of shares of Common Stock acquired by the executives named in the Summary Compensation Table upon the exercise of stock options during the fiscal year ended December 31, 2017.

•
the aggregate dollar amount realized on the exercise date for such options computed by multiplying the number of shares acquired by the difference between the market value of the shares on the exercise date and the exercise price of the options;

•	the number of shares of restricted Common Stock acquired by the executives named in the Summary Compensation Table upon the vesting of shares during the fiscal year ended December 31, 2017.

•	the aggregate dollar amount realized on the vesting date for such restricted stock computed by multiplying the number of shares which vested by the market value of the shares on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gary W. Rollins	-	-	70,200	2,423,196
Paul E. Northen	-	-	3,000	110,700
R. Randall Rollins	-	-	63,300	2,185,119
John F. Wilson	-	-	31,500	1,089,555
Thomas E. Luczynski	-	-	10,200	345,535

PENSION BENEFITS

The Company's Retirement Income Plan, a trustee defined benefit pension plan, provides monthly benefits upon retirement at or after age 65 to eligible employees. In the second quarter of 2005, the Company's Board of Directors approved a resolution to cease all future retirement benefit accruals under the Retirement Income Plan effective June 30, 2005. Retirement income benefits are based on the average of the employee's compensation from the Company for the five consecutive complete calendar years of highest compensation during the last ten consecutive complete calendar years ("final average compensation") immediately preceding June 30, 2005. The estimated annual benefit payable at the later of retirement or age 65 is $0 for Mr. Gary W. Rollins, $0 for Mr. Paul E. Northen, $82,059 for Mr. R. Randall Rollins, $11,674 John F. Wilson and $28,512 for Thomas E. Luczynski. The Plan also provides reduced early retirement benefits under certain conditions.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)
Gary W. Rollins (1)	Pension Plan	35	—	—
Paul E. Northen	Pension Plan	—	—	—
R. Randall Rollins	Pension Plan	21	436,474	82,059
John F. Wilson	Pension Plan	8	130,232	—
Thomas E. Luczynski	Pension Plan	19	342,332	—

(1)	Pursuant to a Qualified Domestic Relations Order, during 2013 Mr. Rollins’ retirement income benefit was awarded in its entirety to his former spouse.

(2)
The actuarial present value of the executive’s accumulated benefit under the Retirement Income Plan is computed as of the measurement date used for financial statement reporting purposes and the valuation method and material assumptions applied are set forth in Note 14 to our Financial Statements contained in our Form 10-K for the period ending December 31, 2017. Our Form 10-K has been included in our Annual Report and provided to our stockholders.

NONQUALIFIED DEFERRED COMPENSATION

On June 13, 2005, the Company approved the Rollins, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") that is designed to comply with the provisions of the American Jobs Creation Act of 2004 (including Section 409A of the Internal Revenue Code). The Deferred Compensation Plan provides that employees eligible to participate in the Deferred Compensation Plan include those who are both members of a group of management or highly compensated employees selected by the committee administering the Deferred Compensation Plan. All of the named executive officers are eligible.

Name	Executive contributions in last FY ($)(1)	Registrant contributions in last FY ($)(2)	Aggregate earnings/(losses) in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Gary W. Rollins	—	—	10,544	—	82,191
Paul E. Northen	—	—	—	—	—
R. Randall Rollins	—	—	10,544	—	82,191
John F. Wilson	145,641	—	265,258	—	1,576,874
Thomas E. Luczynski	44,868	—	137,210	—	766,570

(1)
Reflects the amounts related to the base salary for 2017, which have been deferred by the executive officers pursuant to the Deferred Compensation Plan, and the bonus compensation amounts deferred related to 2016 that were paid in 2017, which are included in the Summary Compensation Table on page 30.

(2)
Reflects the amounts for each of the named executive officers, which are reported as compensation to such named executive officer in the “All Other Compensation” column of the Summary Compensation Table on page 30.

The Deferred Compensation Plan provides that participants may defer up to 50% of their base salary and up to 85% of their annual bonus with respect to any given plan year, subject to a $2,000 per plan year minimum. The Company may make discretionary contributions to participant accounts.
Under the Deferred Compensation Plan, salary and bonus deferrals are fully vested. Any discretionary contributions are subject to vesting in accordance with the matching contribution-vesting schedule set forth in the Rollins 401(k) Savings Plan in which a participant participates.
Accounts will be credited with hypothetical earnings, and/or debited with hypothetical losses, based on the performance of certain "Measurement Funds." Account values are calculated as if the funds from deferrals and Company credits had been converted into shares or other ownership units of selected Measurement Funds by purchasing (or selling, where relevant) such shares or units at the current purchase price of the relevant Measurement Fund at the time of the participant's selection. Deferred Compensation Plan benefits are unsecured general obligations of the Company to the participants, and these obligations rank in parity with the Company's other unsecured and unsubordinated indebtedness. The Company has established a "rabbi trust," which it uses to voluntarily set aside amounts to indirectly fund any obligations under the Deferred Compensation Plan. To the extent that the Company's obligations under the Deferred Compensation Plan exceed assets available under the trust, the Company would be required to seek additional funding sources to fund its liability under the Deferred Compensation Plan.
Generally, the Deferred Compensation Plan provides for distributions of any deferred amounts upon the earliest to occur of a participant's death, disability, retirement or other termination of employment (a "Termination Event"). However, for any deferrals of salary and bonus (but not Company contributions), participants would be entitled to designate a distribution date which is prior to a Termination Event. Generally, the Deferred Compensation Plan allows a participant to elect to receive distributions under the Deferred Compensation Plan in installments or lump-sum payments.

401(k) PLAN

Effective October 1, 1983, the Company adopted a qualified retirement plan designed to meet the requirements of Section 401(k) of the Code (“401(k) Plan”). The forms of benefit payment under the Rollins 401(k) Savings Plan are dependent upon the vested account balance. If the vested assets are greater than $1,000 up to and including $5,000, a participant may roll their money into another qualified plan or it will be rolled into a Prudential Individual Retirement Account. If the participant has more than $5,000 invested assets, they can leave their funds in the Plan, take a full or partial lump sum distribution, take systematic distributions or roll their vested assets into another qualified plan. If the account balance is equal to or less than $1,000, the participant may roll their vested balance into another qualified plan or take a lump sum distribution. Under the Rollins 401(k) Savings Plan, the full amount of a participant’s vested benefit is payable upon his termination of employment, retirement, total and permanent disability, death or age 59½. A participant may withdraw a certain amount of his pre-tax and rollover contributions upon specified instances of financial hardship. A participant may withdraw all or any portion of his after-tax account at any time and for any reason. Amounts contributed by the Company to the accounts of Named Executives under this plan are included in the “All Other Compensation” column of the Summary Compensation Table on page 30.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and arrangements to which the named executive officers would be entitled upon termination of employment. There are no other agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits upon termination of their employment except as described below. Any agreement to provide additional payments or benefits to a terminating executive officer would be in the discretion of the Compensation Committee. The executive officers are not entitled to additional benefits at death or disability per the terms of the defined benefit plan. The amounts payable at retirement are disclosed in the “Pension Benefits” section on page 37. The executive officers can choose to receive the amounts accumulated in the Deferred Compensation Plan either as a lump sum or in installments at retirement, death or disability. These amounts have been disclosed under the “Nonqualified Deferred Compensation” section on page 38. The table below shows the incremental restricted shares that would become vested as of December 31, 2017, at the closing market price of $46.53 per share for our Common Stock, as of that date, in the case of retirement, death, disability or change in control.

		Stock Awards
Name		Number of shares underlying unvested stock (#)	Unrealized value of unvested stock ($)
Gary W. Rollins	Retirement	-	-
	Death	259,200	12,060,576
	Disability	118,300	5,504,499
	Change in Control	259,200	12,060,576
Paul E. Northen	Retirement	-	-
	Death	39,500	1,837,935
	Disability	11,951	556,098
	Change in Control	39,500	1,837,935
R. Randall Rollins	Retirement	-	-
	Death	234,300	10,901,979
	Disability	106,846	4,971,535
	Change in Control	234,300	10,901,979
John F. Wilson	Retirement	-	-
	Death	120,000	5,583,600
	Disability	53,333	2,481,598
	Change in Control	120,000	5,583,600
Thomas E. Luczynski	Retirement	-	-
	Death	21,620	1,005,979
	Disability	11,956	556,327
	Change in Control	21,620	1,005,979

Accrued Pay and Regular Retirement Benefits. The amounts shown in the table on page 40 do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

•Accrued salary and vacation pay
•Distributions of plan balances under the 401(k) plan, as described on page 39
•Nonqualified Deferred Compensation

Change in Control or Severance. The Company does not have any severance for its executive officers. However, upon the occurrence of a “Change in Control,” as determined by the Board of Directors, all unvested Time-Lapse Restricted Stock shall immediately vest.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

A group that includes the Company’s Vice Chairman and Chief Executive Officer Gary W. Rollins and his brother Chairman of the Board R. Randall Rollins and certain companies under their control possesses in excess of fifty percent of the Company’s voting power. Please refer to the discussion on pages 17-40 under the heading, “Corporate Governance and Board of Directors’ Committees and Meetings, Director Independence and NYSE Requirements, Controlled Company Exemption.” The group discussed above also controls in excess of fifty percent of the voting power of RPC, Inc. and Marine Products, Inc. All of the Company’s directors, with the exception of Thomas J. Lawley, M.D., John F. Wilson and Pamela R. Rollins, are also directors of RPC, Inc. and Marine Products Corporation.

Our Code of Business Ethics and Related Party Transactions Policy for Executive Officers and Directors provides that related party transactions, as defined in Regulation S-K, Item 404(a), must be reviewed, approved and/or ratified by our Nominating and Corporate Governance Committee. As set forth in our Code, our Nominating and Corporate Governance Committee has the responsibility to ensure that it only approve or ratify related party transactions that are in compliance with applicable law, consistent with the Company’s corporate governance policies (including those relative to conflicts of interest and usurpation of corporate opportunities) and on terms that are deemed to be fair to the Company. The Committee has the authority to hire legal, accounting, financial or other advisors, as it may deem necessary or desirable and/or to delegate responsibilities to executive officers of the Company in connection with discharging its duties. A copy of the Code is available at our website (www.rollins.com) under the heading “Corporate Governance.” All covered related party transactions for fiscal year ended December 31, 2017 were reviewed, approved and/or ratified by the Nominating and Corporate Governance Committee in accordance with the Code.

The Company provides certain administrative services to RPC, Inc. (“RPC”) (a company of which Mr. R. Randall Rollins is also Chairman and which is otherwise affiliated with the Company). The service agreements between RPC and the Company provide for the provision of services on a cost reimbursement basis and are terminable on six months’ notice. The services covered by these agreements include administration of certain employee benefit programs and other administrative services. Charges to RPC (or to corporations which are subsidiaries of RPC) for such services and rent totaled approximately $0.1 million for each of the years ended December 31, 2017, 2016, and 2015.

The Company rents office, hanger and storage space to LOR, Inc. (“LOR”) (a company controlled by R. Randall Rollins and Gary W. Rollins). Charges to LOR (or corporations which are subsidiaries of LOR) for rent totaled $1.0 million for each of the years ended December 31, 2017, 2016, and 2015, respectively.

In 2014, P.I.A. LLC, a company owned by the Chairman of the Board of Directors, R. Randall Rollins, purchased a Lear Model 35A jet and entered into a lease arrangement with the Company for Company use of the aircraft for business purposes.  The lease is terminable by either party on 30 days’ notice. The Company pays $100.00 per month rent for the leased aircraft, and pays all variable costs and expenses associated with the leased aircraft, such as the costs for fuel, maintenance, storage and pilots. The Company has the priority right to use of the aircraft on business days, and Mr. Rollins has the right to use the aircraft for personal use through the terms of an Aircraft Time Sharing Agreement with the Company. During the years ended December 31, 2017 and 2016, the Company paid approximately $0.8 million and $0.5 million in rent and operating costs for the aircraft respectively. During 2017, the Company accounted for 100 percent of the use of the aircraft. All transactions were approved by the Company’s Nominating and Governance Committee of the Board of Directors.

All of the above related party transactions were approved by the Company’s Nominating and Governance Committee of the Board of Directors.

INDEPENDENT PUBLIC ACCOUNTANTS
Principal Auditor

Grant Thornton has served as the Company's independent registered public accountants for the fiscal years ended December 31, 2017 and 2016.

The Audit Committee has appointed Grant Thornton as Rollins, Inc.’s independent public accountants for the fiscal year ending December 31, 2018. Grant Thornton has served as the Company’s independent auditors for many years and is considered by management to be well qualified. Representatives of Grant Thornton are expected to be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

	2,017	2,016
Audit Fees (1)	$1,500,000	$1,416,500
Audit-Related Fees	—	—
All Other Fees	—	—
Total	$1,500,000	$1,416,500

(1)
Audit fees represent fees for professional services provided in connection with the audit of our internal control over financial reporting, audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Pre-approval of Services

All of the services described above were pre-approved by the Company’s Audit Committee. The Audit Committee has determined that the payments made to its independent public accountants for these services are compatible with maintaining such auditors’ independence. All of the hours expended on the principal accountant’s engagement to audit the financial statements of the Company for the years 2017 and 2016 were attributable to work performed by full-time, permanent employees of the principal accountant. The Committee has no pre-approval policies or procedures other than as set forth below.

The Audit Committee is directly responsible for the appointment and termination, compensation, and oversight of the work of the independent public accountants, including resolution of disagreements between management and the independent public accountants regarding financial reporting. The Audit Committee is responsible for pre-approving all audit and non-audit services provided by the independent public accountants and ensuring that they are not engaged to perform the specific non-audit services proscribed by law or regulation. The Audit Committee has delegated pre-approval authority to its Chairman with the stipulation that his decision is to be presented to the full Committee at its next scheduled meeting.

STOCKHOLDER PROPOSALS

Appropriate proposals of stockholders intended to be presented at the Company’s 2019 Annual Meeting of the Stockholders must be received by the Company by November 21, 2018 in order to be included, pursuant to Rule 14a‑8 promulgated under the Securities Exchange Act of 1934, as amended, in the proxy statement and form of proxy relating to that meeting. With regard to such stockholder proposals, if the date of the next annual meeting of stockholders is advanced or delayed more than 30 calendar days from April 24, 2018, the Company will, in a timely manner, inform its stockholders of the change and of the date by which such proposals must be received. Stockholders desiring to present business at the 2018 Annual Meeting of Stockholders outside of the stockholder proposal rules of Rule 14a-8 of the Securities Exchange Act of 1934 and instead pursuant to Article Twenty-Seventh of the Company’s by-laws must prepare a written notice regarding such proposal addressed to Secretary, Rollins, Inc., 2170 Piedmont Road, NE, Atlanta, Georgia 30324, and deliver to or mailed and received no later than January 24, 2019 and no earlier than December 15, 2018. Stockholders should consult the by-laws for other specific requirements related to such notice and proposed business.

With respect to stockholder nomination of directors, the Company’s by-laws provide that nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Nominations must comply with an advance notice procedure which generally requires with respect to nominations for directors for election at an annual meeting, that written notice be addressed to: Secretary, Rollins, Inc., 2170 Piedmont Road, N.E., Atlanta, Georgia 30324, and be received not less than ninety nor more than 130 days prior to the anniversary of the prior year’s annual meeting and set forth, among other requirements specified in the by-laws, the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee’s qualifications, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. Other specific requirements related to such notice, including required disclosures concerning the stockholder intending to present the nomination, are set forth in the Company’s by-laws. Notices of nominations must be received by the Secretary of the Company no later than January 24, 2019 and no earlier than December 15, 2018, with respect to directors to be elected at the 2018 Annual Meeting of Stockholders.

EXPENSES OF SOLICITIATION

The Company will bear the solicitation cost of proxies. Upon request, the Company will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material to their beneficial stockholders of record. Solicitation of proxies will be made primarily by mail. Proxies also may be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services. The Company has retained Georgeson, LLC to conduct a broker search and to send proxies by mail for an estimated fee of approximately $6,500 plus shipping expenses.

ANNUAL REPORT

Our Annual Report as of and for the year ended December 31, 2017 is being provided to you with this proxy statement. The Annual Report includes our Form 10-K (without exhibits). The Annual Report is not considered proxy-soliciting material.

FORM 10-K

On written request of any record or beneficial stockholder, we will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2017, which includes the consolidated financial statements. Requests should be made in writing and addressed to: Paul E. Northen, Vice President, Chief Financial Officer and Treasurer, Rollins, Inc., 2170 Piedmont Road, NE Atlanta, Georgia 30324. We will charge reasonable out-of-pocket expenses for the reproduction of exhibits to Form 10-K should a stockholder request copies of such exhibits.

OTHER MATTERS

Our Board of Directors knows of no business other than the matters set forth herein, which will be presented at the meeting. Since matters not known at this time may come before the meeting, the enclosed proxy gives discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Directors

Elizabeth B. Chandler
Secretary

Atlanta, Georgia
March 21, 2018

APPENDIX A

ROLLINS, INC.
2018 STOCK INCENTIVE PLAN

SECTION 1. PURPOSES; DEFINITIONS.

The purpose of the Rollins, Inc. 2018 Stock Incentive Plan (the “Plan”) is to enable Rollins, Inc. (the “Company”) to attract, retain and reward directors and key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company’s shareholders, by offering such persons performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of this Plan, the following terms shall be defined as set forth below:

1.    “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under this Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity.

2.    “Award” shall mean any award or benefit granted under this Plan, including, without limitation, the grant of Options, SARs, Restricted Stock Unit Awards, Restricted Stock Awards, Performance Stock Awards and Performance Unit Awards. “Award Agreement” shall have the meaning provided in Section 10(h) below.

3.    “Board” means the Board of Directors of the Company.

4.    “Book Value” means, at any given date, (i) the consolidated stockholders’ equity in the Company and its Subsidiaries, as shown on the Company’s consolidated balance sheet as of the end of the immediately preceding fiscal year, subject to such adjustments as the Committee shall in good faith specify at grant, divided by (ii) the number of shares of Outstanding Stock as of such year-end date (as adjusted by the Committee for subsequent events).

5.    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings, regulations and guidance thereunder, and any successors to such Code and applicable rulings, regulations and guidance.

6.    “Committee” means the Committee referred to in Section 2 of this Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in this Plan may be exercised by the Board or the Compensation Committee of the Board, as set forth in Section 2 hereof.

7.    “Company” means Rollins, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

8.    “Disability” means disability as determined under procedures established by the Committee for purposes of this Plan and shall in all events be consistent with the definition of “disabled” provided in Sections 422(c)(6) and 22(e)(3) of the Code; provided, however, that with respect to an Award subject to Section 409A of the Code that is paid or settled on account of a Participant’s “disability,” the payment or settlement of the Award shall be made only if the Participant has a “disability” as defined in Section 409A of the Code.

9.    “Early Retirement” means retirement with the express written consent of the Committee (given for purposes of this Plan only at or before the time of such retirement) from active employment with the Company and/or any Subsidiary or Affiliate or pursuant to the early retirement provisions of the applicable pension plan of such entity.

10.    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.    “Fair Market Value” means, unless otherwise determined by the Committee, in good faith and having due regard to Section 409A of the Code, as of any given date (the “Valuation Date”):

(i)    if the Stock is listed on an established stock exchange or exchanges, the closing price of one share of the Stock as reported on such exchange on the Valuation Date, or if no sale of Stock has been made on any exchange on the Valuation Date, on the next preceding day on which there was a sale of Stock;

(ii)    if the Stock is not listed on an established stock exchange but is instead traded over-the-counter, the mean of the dealer “bid” and “ask” prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Securities Dealers, Inc.; and

(iii)    if the Stock is not listed on any exchange or traded over-the-counter, the fair market value of the Stock determined by the Committee in good faith and pursuant to a reasonable application of a reasonable valuation method in accordance with the relevant provisions of Section 409A of the Code.

11.    “Incentive Stock Option” means any Stock Option designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

12.    “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

13.    “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

14.    “Normal Retirement” means retirement from active employment with the Company and/or any Subsidiary or Affiliate on or after age 65.

15.    “Other Stock-Based Award” means an Award granted to a Participant under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, Stock, including, without limitation, Restricted Stock, Restricted Stock Units, Performance-Accelerated Restricted Stock, Performance Stock, Performance Units and Awards (other than Options or SARs) valued by reference to Book Value or Subsidiary performance.

16.    “Outstanding Stock” shall include all outstanding shares of Common Stock, $1.00 par value, of the Company as well as the number of shares of Common Stock into which then outstanding shares of capital stock of the Company, of whatever class, are convertible as of the year-end immediately preceding the date of calculation thereof (as adjusted by the Committee for certain events).

17.    “Participants” shall include those persons who are granted one or more Awards under this Plan, subject to the terms and conditions of this Plan as the Committee shall determine and designate, from time to time, from among those eligible for Award grants hereunder.

18.    “Performance-Accelerated Restricted Stock” means Restricted Stock which is subject to restrictions for a stated period of time based on continued employment, with the opportunity for the restriction period to be shortened based on the achievement of predetermined performance goals.

19.    “Performance Stock” means Stock awarded under Section 7 below at the end of a specified performance period, the amount of which is determined by multiplying a performance factor times either (i) the Fair Market Value of the Stock on the last day of the performance period, or (ii) the difference between the Fair Market Value of the Stock on the first and last days of the performance period, provided, however, that at the discretion of the Committee, Participants may receive the value of Performance Stock in cash, as determined by reference to the Fair Market Value on the date the amount of the award is determined.

20.    “Performance Unit” means an Award pursuant to Section 7 with a starting value and an associated performance period, such that at the end of the performance period Participants receive an amount, payable in either cash or Stock, at the discretion of the Committee, equal to (i) the number of units earned based on a predetermined performance schedule times the starting unit value, or (ii) the number of units granted times the ending unit value based on a predetermined performance schedule.

21.    “Plan” means this Rollins, Inc. 2018 Stock Incentive Plan, as hereafter amended from time to time.

22.    “Premium Stock Option” means any Stock Option with an exercise price in excess of the Fair Market Value, as computed on the date of grant of the Stock Option.

23.    “Retirement” means Normal or Early Retirement.

24.    “Restricted Stock” means Stock awarded under Section 7 below which is (i) subject to restrictions for a stated period of time based on continued employment, (ii) subject to restrictions which will lapse only upon the achievement of predetermined performance goals, or (iii) subject to a combination of the restrictions described in (i) and (ii) above.

25.    “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant to receive one share of Stock, a cash payment equal to the value of one share of Stock, or a combination thereof, as determined in the sole discretion of the Committee.

25.    “Stock” means the Common Stock, $1.00 par value per share, of the Company.

26.    “Stock Appreciation Right” or “SAR” means the right pursuant to an award granted under Section 6 below to receive an amount in either cash or Stock, equal to the difference between the Fair Market Value of the Stock on the date of exercise and the Fair Market Value of the Stock on the date of grant of the right.

27.    “Stock Option” or “Option” means any option to purchase shares of Stock granted pursuant to Section 5 below.

28.    “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

29.    “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired (directly or indirectly) by the Company or with which the Company combines.

SECTION 2. ADMINISTRATION.

This Plan shall be administered by the Board or by a Committee of not less than two Non-Employee Directors, who shall be members of the Board and who shall serve at the pleasure of the Board, such Committee to be designated by the Board. Except as otherwise directed by the Board, the functions of the Committee specified in this Plan shall be exercised by the Compensation Committee of the Board.

The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Participants under Section 4: (i) Stock Options, including, without limitation, Incentive Stock Options, Non-Qualified Stock Options and Premium Stock Options, (ii) Stock Appreciation Rights and/or (iii) Other Stock-Based Awards, including, without limitation, Restricted Stock, Restricted Stock Units, Performance-Accelerated Restricted Stock, Performance Stock and Performance Units.

In particular, the Committee shall have the authority:

(a) subject to Section 4 hereof, to select the Participants to whom Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more Participants;

(c) to determine the number of shares of Stock to be covered by each such award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the Award price (if any) and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other Award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

(e) to determine whether and under what circumstances Stock Options, Stock Appreciation Rights, Performance Stock and Performance Units may be settled in cash; and

(f) to the extent that Options or SARs have exercise or base prices that exceed the current Fair Market Value of the Stock, the Committee has the discretion, without obtaining shareholder approval, to re-price such Options or SARs and lower their exercise or base prices to prices not lower than the Fair Market Value of the Stock on the date of the action taken to effect the re-pricing. The Committee may also, without obtaining shareholder approval, amend any outstanding Award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by this Plan, including without limitation, extending the term thereof; provided, however, that:

(i)	no amendment to the terms of an outstanding Award that is subject to Section 409A of the Code shall cause the Award to violate Section 409A of the Code;

(ii)	no amendment to the terms of an outstanding Award that is not subject to 409A of the Code shall cause the Award to become subject to 409A of the Code; and

(iii)
the term of an outstanding Award shall not be extended beyond the earlier of the latest date the Award would have expired by its original terms or the tenth anniversary of the original grant date of the Award, except that to the extent an Award cannot be exercised because such exercise would violate Federal, state or local laws, then the expiration of such Award shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

The Committee may delegate its powers and duties under this Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under this Plan with regard to officers or Directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act. In addition, the Committee may authorize one or more officers of the Company to grant Options under this Plan, subject to the limitations of Section 157 of the Delaware General Corporation Law; provided, however, that such officers shall not be authorized to grant Options to officers or Directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

Except as otherwise provided by the Committee, Awards under this Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

Except as otherwise specifically provided herein, all decisions made by the Committee pursuant to the provisions of this Plan shall be made in the Committee’s sole discretion, shall not be subject to review by any person, and shall be final and binding on all persons, including the Company and all Plan Participants.

SECTION 3. STOCK SUBJECT TO PLAN; ADJUSTMENTS.

(a) Aggregate Maximum Shares Available. Subject to adjustment in accordance with paragraph (d) of this Section 3, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be 6,000,000 shares of Stock.

(b) Calculation of Shares Delivered. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary for any of the following reasons, such shares shall not be deemed delivered for purposes of determining the number of shares of Stock remaining available for delivery under this Plan, and will therefore be available for re-grant or re-issuance:

(i)	the Award is forfeited or canceled;

(ii)	the Award is settled in cash; or

(iii)
such shares are withheld from the Award or otherwise tendered, physically or by attestation, to pay the exercise or purchase price of an Award granted under this Plan, or to satisfy applicable tax withholding obligations incurred in connection with the Award.

The maximum number of shares of Stock available for delivery under this Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company or for Substitute Awards.

(c) Award Limitations. Subject to the aggregate maximum set forth in (a) above and to adjustment in accordance with paragraph (d) of this Section 3 (so long as such adjustment will not affect the status of any Award intended to qualify as an Incentive Stock Option), the following additional maximums are imposed under this Plan:

(i)	The full number of shares of Stock available for delivery under this Plan may be delivered pursuant to Incentive Stock Options;

(ii)
The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Sections 5 and 6 (relating to Options and SARs) shall be 100,000 during any fiscal year; and

(iii)	The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall be 100,000 during any fiscal year.

(d) Adjustments.

(i)In general. Except as provided in this Section 3(d), the existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Furthermore, except as expressly provided in this Section 3 or otherwise expressly provided for in a writing approved by the Board or Committee, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase or repurchase price per Share.

(ii)Changes in Capital Structure. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then the terms and conditions of this Plan and any then outstanding Awards shall be adjusted proportionately in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under this Plan and Awards made hereunder as follows:

(a) the number and type of shares that may be granted subject to Awards granted under this Plan;

(b) the number and type of Awards that may be granted to any individual under this Plan;

(c) the terms of any SAR;

(d) the purchase price or repurchase price of any Stock Award;

(e) the exercise price and number and class of securities issuable under each outstanding Option; and

(f) the repurchase price of any securities substituted for shares underlying Awards that are subject to repurchase rights.

The specific adjustments to be made to effectuate the intent of the preceding sentence shall be determined by the Board or Committee, whose determination in this regard shall be final and binding on all parties. In the event of any other change to the capital structure of the Company, the Board or Committee shall have the discretion to determine what if any adjustments shall be made. Unless the Board or Committee specifies otherwise, any securities issuable as a result of any such adjustments shall be rounded down to the next lower whole security. The Board or Committee need not adopt the same rules for each Award or each holder of Awards.

(iii)Merger and Consolidation. Any other provision hereof to the contrary notwithstanding (except the preceding paragraphs of this Section 3(d)), in the event the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation, for accelerated vesting and accelerated expiration, or for settlement in cash. Notwithstanding the foregoing, any action taken in connection with such merger or reorganization shall not (i) cause an Award that is not otherwise subject to Section 409A of the Code to become subject to such section or (ii) cause an Award that is subject to Section 409A of the Code to violate such section.

SECTION 4. ELIGIBILITY.

Directors, officers and other key employees of the Company or its Subsidiaries and Affiliates who, in the judgment of the Committee, are responsible for or contribute to the growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted Awards under this Plan. Notwithstanding the foregoing, Stock Options and SARs may be granted only to individuals with respect to whom the Company’s Stock will qualify as “Service Recipient Stock” under Section 409A of the Code and Incentive Stock Options may be granted only to employees of the Company and any of its Subsidiaries or Affiliates that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. Furthermore, no director who is not also an employee of the Company shall be eligible to receive Incentive Stock Options.

SECTION 5. STOCK OPTIONS.

Stock Options may be granted under this Plan, in such form as the Committee may from time to time approve.

Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options may be issued as Premium Stock Options at the discretion of the Board.

Subject to the restrictions contained in Section 4 hereof concerning the grant of Incentive Stock Options, the Committee shall have the authority to grant to any Participant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that the Fair Market Value of the shares with respect to which Incentive Stock Options first become exercisable by an optionee during any calendar year (under this Plan and any other plans granting Incentive Stock Options which are established by the Company or its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) EXERCISE PRICE. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided that:

(i) The exercise price shall not be less than 100% of the Fair Market Value of the Stock on the date of Stock Option grant; and

(ii) In the case of an Incentive Stock Option granted to an employee who owns stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company or of any of its subsidiary or parent corporations, the exercise price shall not be less than 110% of the Fair Market Value of the Stock on the date of Stock Option grant.

Notwithstanding the foregoing, a Stock Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

(b) OPTION TERM. The term of each Stock Option shall be determined by the Committee at grant, but no Stock Option shall be exercised more than ten years (or, in the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted, except that to the extent a Stock Option cannot be exercised because such exercise would violate Federal, state or local laws, then the expiration of such Option shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

(c) EXERCISABILITY. Stock Options shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time after the grant date in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

(d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions or other restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased; provided, however, that unless otherwise permitted by the Committee, if exercised in part, a Stock Option may not be exercised for fewer than 100 shares, unless the remaining balance of the Stock Option is less than 100 shares, in which case the Stock Option may be exercised for the remaining balance.

Such notice shall be accompanied by payment in full of the purchase price, either by cash or such instrument as the Committee may accept. Payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee for a period of at least six months, based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised, unless it shall be determined by the Committee, at or after grant, in its sole discretion, that unrestricted Stock is not a permissible form of payment with respect to any Stock Option or Options.

If permitted by the Committee, a Plan Participant may elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to promptly sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

Subject to the immediately preceding paragraph, no shares of Stock shall be issued until full payment therefor has been made. Subject to Section 10(a) and any other limitations set forth in this Plan or relevant Award Agreement, an optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if so requested, has given any representations requested pursuant in Section 10(a).

(e) TERMINATION BY DEATH. Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(f) TERMINATION BY REASON OF DISABILITY. Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his/her guardian, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

(g) TERMINATION BY REASON OF RETIREMENT. Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, for a period of three months, less one day (or such other period as the Committee may specify at grant), from the date of such termination, or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period of three months less one day (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

(h) OTHER TERMINATION. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at grant, if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, including without limitation in the case of voluntary or involuntary resignation of employment by the optionee, the entire Stock Option shall thereupon terminate and shall be immediately forfeited, regardless of its vesting status.

(i) BUYOUT PROVISIONS. The Committee may at any time offer to buy out for a payment in cash or Stock a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(j) FRACTIONAL SHARE. If any adjustment referred to herein shall result in a fractional share for any optionee under any Stock Option hereunder, such fraction shall be completely disregarded and the optionee shall only be entitled to the whole number of shares resulting from such adjustment.

(k) COMPLIANCE WITH SECTION 422 OF THE CODE. To the extent that any Stock Option which is designated as an Incentive Stock Option hereunder fails for any reason to comply with the provisions of Section 422 of the Code it shall be treated as a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS.

(a) GRANT AND EXERCISE. The Committee may grant Stock Appreciation Rights under this Plan.

(b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

(i) The term of each Stock Appreciation Right shall be fixed by the Committee at grant, and no such Stock Appreciation Right shall be exercised more than ten years after the date it is granted, except that, to the extent a Stock Appreciation Right cannot be exercised during its initial term because such exercise would violate Federal, state or local laws, then the expiration of such Award shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

(ii) Stock Appreciation Rights shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Appreciation Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

(iii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of Fair Market Value of the Stock on the date of exercise over the Fair Market Value of the Stock on the date of grant (the “Base Price”) multiplied by the number of Stock Appreciation Rights exercised, with the Committee having the right to determine the form of payment.

(iv) Subject to whatever installment exercise provisions or other restrictions apply hereunder, Stock Appreciation Rights may be exercised in whole or in part at any time during the term thereof by giving written notice of exercise to the Company specifying the number of rights to be exercised.

(v) Sections 5(e) through (j) hereof shall apply equally to all Stock Appreciation Rights granted pursuant to this Plan, as if each reference therein to a “Stock Option” was instead a reference to a “Stock Appreciation Right.”

SECTION 7. OTHER STOCK-BASED AWARDS.

(a) ADMINISTRATION. The Committee may grant such Other Stock-Based Awards not described above that the Committee determines to be consistent with the purpose of this Plan and the interests of the Company. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Other Stock-Based Awards shall be made, the number of shares of Stock to be awarded pursuant to such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period or event.

The Committee may designate whether any such Awards being granted to any Participant are intended to be “performance-based compensation”. Any such Awards designated as intended to be “performance-based compensation” may be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Committee for such Awards may be based on any one or more of the following, as selected by the Committee: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders’ equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, cash flow of the Company and/or one or more divisions and/or subsidiaries, market price of the Company’s securities, and other factors tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria.

The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this Section 7 shall be subject to the following terms and conditions:

(i) Transferability. Subject to the provisions of this Plan and the Award Agreement, Other Stock-Based Awards and shares subject to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, in the case of shares of Stock, prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses, and in all other cases, not at all.

(ii) Dividends and Interest. Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at grant, the recipient of an Award under this Section 7 shall be entitled to receive interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Vesting and Forfeiture. Any Award under this Section 7 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion, at grant.

(iv) Settlement. In the case of any Other Stock-Based Award that is not subject to Section 8(a) below and that is subject to Section 409A of the Code, and that provides for a distribution upon the lapse of a risk of forfeiture, if the timing of such distribution is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution shall be made no later than March 15 of the year following the calendar year in which receipt of such distribution is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code.

(v) Waivers and Acceleration. In the event of the Participant’s Retirement, Disability or death, and in other instances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations, performance requirements or restrictions imposed (if any) with respect to any or all of an Award under this Section 7 and/or accelerate the payment of cash or Stock pursuant to any such Award; provided, however, that such acceleration of payment shall not result in such Award violating Section 409A of the Code.

(vi) Consideration. Stock (including securities convertible into Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration, subject to Section 11(a) below.

(vii) Restricted Stock - Death or Disability. Unless otherwise determined by the Committee at grant, and except as otherwise provided by the Committee or permitted by this Plan, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, a pro rata portion of the restrictions pertaining to continued employment on any Restricted Stock will lapse, based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period.

(viii) Other Termination of Employment. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at grant, and except as otherwise provided by the Committee or permitted by this Plan, all unvested Other Stock-Based Awards shall be immediately forfeited upon the termination of a Participant’s employment by the Company and/or any Subsidiary or Affiliate for any reason other than death or Disability, including without limitation in the case of voluntary or involuntary resignation of employment by the Participant.

(ix) Repurchase. The Committee may at any time offer to buy out for a payment in cash or Stock an Other Stock-Based Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

SECTION 8. RESTRICTED STOCK UNITS; PERFORMANCE STOCK AND UNITS.

In addition to the other terms and provisions of this Plan (including the terms and provisions of Section 7) which apply to Restricted Stock Units, Performance Stock and Performance Units as an Award which is an Other Stock-Based Award, the following terms and provisions shall apply to Restricted Stock Units, Performance Stock and Performance Units:

(a)    Settlement. In all cases, payment of any Restricted Stock Unit, share of Performance Stock or Performance Unit will be made no later than March 15 of the year following the calendar year in which receipt of the payment thereon is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code.

(b)    Performance Stock and Units - Death or Disability. Unless otherwise determined by the Committee at grant, and except as otherwise provided by the Committee or permitted by this Plan, if a Participant’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, the estate of the Participant or the Participant, as applicable, will receive a pro rata portion of the payment or Stock the Participant would have received for Performance Stock or Performance Units, based on the number of full months in the performance period prior to the Participant’s death or Disability, divided by the total number of months in the performance period. All such pro rata payments with respect to Performance Stock and Units shall be made no later than 90 days following the date of the Participant’s death or Disability, as applicable.

(c)    Restricted Stock Units - Death and Disability. Unless otherwise determined by the Committee at grant and except as otherwise provided by the Committee or permitted by this Plan, if a Participant’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, a pro rata portion of the restrictions pertaining to continued employment on any time-vested Restricted Stock Unit will lapse, based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period. To the extent that any Restricted Stock Unit is subject to performance conditions, the estate of the Participant or the Participant, as applicable, will receive a pro rata portion of the payment or Stock the Participant would have received based on the number of full months in the performance period prior to the Participant’s death or Disability, divided by the total number of months in the performance period. All such pro rata payments of Restricted Stock Units shall be made no later than 90 days following the date of the Participant’s death or Disability, as applicable.

SECTION 9. AMENDMENTS AND TERMINATION.

The Board may amend, alter, or discontinue this Plan, but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right or Other Stock-Based Award theretofore granted, without the Participant’s consent, or which, without the approval of the Company’s stockholders, would:

(i) increase the number of shares that may be issued under this Plan (except by certain adjustments provided for under this Plan);

(ii) change the class of persons eligible to receive Incentive Stock Options under this Plan;

(iii) change the requirements of Section 5 hereof regarding the exercise price; or

(iv) amend this Plan in a manner that would require approval of the Company’s shareholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 9.

Options may not be granted under this Plan after the date of termination of this Plan, but Options granted prior to that date shall continue to be exercisable according to their terms.

Subject to the above provisions, the Board shall have broad authority to amend this Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, without regard to whether such amendment adversely affects an individual Award or the rights of a holder thereof.

Notwithstanding the foregoing provisions of this Section 9 and any other provision of this Plan to the contrary, no action shall be taken under this Section 9 or any other provision of this Plan that would: (i) cause an Award that is not otherwise subject to Section 409A of the Code to become subject to such section or (ii) cause an Award subject to Section 409A of the Code to violate such section.

SECTION 10. UNFUNDED STATUS OF PLAN.

This Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

SECTION 11. GENERAL PROVISIONS.

(a) Compliance with Applicable Law. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter−dealer quotation system or other forum in which shares of Stock are quoted or traded (including, without limitation, 409A and 422 of the Code), and, as a condition of any sale or issuance of shares of Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. This Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares of Stock, shall be subject to all applicable laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

In particular, the Company shall not be obligated to sell or issue any shares pursuant to any Option or other Award unless the shares underlying the Award are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The Company shall have no obligation to register pursuant to the 1933 Act any shares of Stock issued pursuant to this Plan. The Committee may require each person acquiring shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under this Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

The Company shall not issue any shares of Stock under this Plan before the Company has received the consideration to be paid therefor, to the extent required in order for such shares to be “fully paid” under Section 152 of the Delaware General Corporations Law, such consideration to have a value not less than the par value of such shares to the extent required by Section 153 of the Delaware General Corporation Law.

(b) Other Compensation. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(c) No Right to Employment. The adoption of this Plan shall not confer upon any employee of the Company or of any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to the exercise of any Option or Stock Appreciation Right or any Award under this Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(e) Dividend Reinvestment. The actual or deemed reinvestment of dividends or dividend equivalents in additional types of Awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment, taking into account other Awards then outstanding.

(f) Governing Law. This Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the Delaware General Corporation Law, to the extent applicable, and in accordance with the laws of the State of Georgia in all other respects.

(g) Other Benefits. The value of Awards made pursuant to this Plan shall not be included as part of the definition of “cash compensation” in connection with any other benefit offered by the Company.

(h) Award Agreements; Electronic Delivery. An Award under this Plan shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document or other evidence (including evidence in an electronic medium) as is approved by the Committee. A copy of such document or evidence shall be provided to the Participant. Such document or evidence is referred to in this Plan as an “Award Agreement” regardless of whether any Participant signature is required.

The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including without limitation prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation annual reports and proxy statements).

(i) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(j) No Liability. Subject to applicable law: (i) no Director shall be liable for anything whatsoever in connection with the exercise of authority under this Plan or the administration of this Plan except such Director’s own willful misconduct; (ii) under no circumstances shall any Director be liable for any act or omission of any other Director; and (iii) in the performance of its functions with respect to this Plan, the Board of Directors or Committee, as the case may be, shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Board or Committee deems necessary, and no Director shall be liable for any action taken or not taken in good faith reliance upon any such advice.

SECTION 12. EFFECTIVE DATE OF PLAN.

This Plan shall be effective as the date of its approval by the stockholders of the Company (the “Effective Date”).

SECTION 13. TERM OF PLAN.

No Stock Option, Stock Appreciation Right or Other Stock-Based Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date of this Plan, but Awards granted prior to such tenth anniversary may extend beyond that date.

ROLLINS®

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Eastern Time, on April 23, 2018.

Vote by Internet

- Log on to the Internet and go to **http://proxy.georgeson.com/**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of the three Class II nominees to the Board of Directors to serve for a term of three years:

Nominee	For	Withhold
01 - Gary W. Rollins	☐	☐
02 - Larry L. Prince	☐	☐
03 - Pamela R. Rollins	☐	☐

Proposal	For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.	☐	☐	☐
3. To approve the 2018 Stock Incentive Plan.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

02RAPB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Rollins, Inc.

Notice of 2018 Annual Meeting of Shareholders

2170 Piedmont Road, N.E., Atlanta, Georgia 30324
Proxy Solicited by Board of Directors for Annual Meeting — April 24, 2018

The undersigned stockholder(s) hereby appoints Gary W. Rollins and R. Randall Rollins, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of the Common Stock of Rollins, Inc. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 12:30 P.M., Eastern Time on April 24, 2018, at 2170 Piedmont Road, N.E., Atlanta, Georgia 30324, and at any adjournments or postponements thereof.

(Items to be voted appear on reverse side.)